SUBFRANCHISE AGREEMENT

THIS AGREEMENT is entered into this __________ day of ______________________, ______.

Between

ESCO GLOBAL REALTY CORP.
(the "FRANCHISOR" or "ESCO")

And

____

(the "SUBFRANCHISOR")

BASED UPON THE FOLLOWING RECITALS, PROMISES, COVENANTS, TERMS AND CONDITIONS, ESCO AND SUBFRANCHISOR AGREE AS FOLLOWS:

1. SUBFRANCHISOR INFORMATION

SUBFRANCHISOR certifies the accuracy of the following information as of the Date of this Agreement and agrees to immediately notify ESCO of any changes in the information throughout the term of this Agreement:

1.1 Entity Name:____
[May not include any variation of the word "ESCO"]

1.2 Type of Organization (i.e. corporation, partnership, LLC, LLP):____________________

1.3 Trade Name: ESCO® Global Realty [STATE, PROVINCE OR REGION]

1.4 Domain Name:____

1.5 State/Province of Organization:______________________________

1.6 Fiscal Year-End:____

1.7 Tax Identification Number:________________________________

1.8 Regional Director:______________________________________

1.9 Principal Business Office:

____
Street Address

____
City, State/Province Postal Code Telephone

1.10 Location of Business Records (if different):

____
Street Address

____
City, State/Province Postal Code Telephone

1.11 Principal Officers and Directors

________________________ ________________________
Name/Title Name/Title

________________________ ________________________
Name/Title Name/Title

1.12 Names of all Persons or Entities Owning 10% or More of Any Class of Stock or Other Equity Interest

EQUITY HOLDER	NO. OF SHARES	CLASS OF SHARES	PERCENTAGE

1.13 Initial Fees

Pursuant to Section 7.1 of this Agreement, SUBFRANCHISOR agrees to pay to ESCO an Initial Fee of ($)_________ dollars, upon the execution of this Agreement.

2. RECITALS

This Agreement is based upon the following recitals:

2.1 ESCO® System

FRANCHISOR has developed and is continuing to develop certain trade names, trademarks, service marks, logos, trade dress, business forms, operating manuals, centralized advertising programs, training, management and marketing techniques and other procedures and methods of operation of a system relating to the establishment, development and operation of real estate brokerage offices specializing in the marketing of real estate and related services. This system, more fully described in Section 3(t) and Schedule 5 of this Agreement is known as the "ESCO® System".

2.2 Regional Territory

SUBFRANCHISOR has investigated and become familiar with the ESCO® System and desires, upon the terms and conditions of this Agreement, to obtain a license to assist in the promotion of Franchise Agreements to prospective licensed real estate brokers, within the Regional Territory (as defined in Section 3(o) below), and subject to rights reserved by ESCO pursuant to this Agreement, and ESCO desires to grant SUBFRANCHISOR a franchise and license in accordance with the terms and conditions of this Agreement.

2.3 Purpose

The purpose of this Agreement is to authorize SUBFRANCHISOR to use the ESCO® System as ESCO's SUBFRANCHISOR and, subject to this Agreement, to solicit and provide certain services to FRANCHISEES (as defined in Section 3(g) below) within the Regional Territory, and to describe the legal relationship between ESCO and SUBFRANCHISOR.

3. DEFINITIONS

In addition to the definitions set forth throughout this Agreement, the words and phrases below have the following meanings:

(a) Agreement: "Agreement" means this Subfranchise Agreement executed between ESCO and SUBFRANCHISOR including all attached exhibits and schedules.

(b) Ancillary Business: "Ancillary Business" means business conducted by SUBFRANCHISOR that generates revenue directly or indirectly from FRANCHISEES or their Sales Representatives within the Regional Territory, other than Continuing Fees.

(c) Approved Supplier: "Approved Supplier" means any supplier or vendor of various goods and/or services that are required or permitted to be utilized by SUBFRANCHISOR or FRANCHISEE in the operation of the Subfranchise or Franchise, which supplier or vendor has been approved in advance by ESCO in accordance with ESCO's guidelines.

(d) Continuing Fees: "Continuing Fees" means the fees and dues paid by FRANCHISEE pursuant to the ESCO® System.

(e) Confidential Information: "Confidential Information" means valuable, non-public, competitively sensitive data and information relating to the business of ESCO or any affiliated entity, other than Trade Secrets.

(f) Opening Date: "Opening Date" is defined in Section 5 of this Agreement.

(g) FRANCHISEE: "FRANCHISEE" means a person or entity that enters into a Franchise Agreement with SUBFRANCHISOR.

(h) Franchise Agreement: "Franchise Agreement" means that agreement between SUBFRANCHISOR and a FRANCHISEE, which grants to FRANCHISEE a license to use and be a part of the ESCO® System.

(i) Gross Income: "Gross Income" means all revenue earned by SUBFRANCHISOR, its FRANCHISEES and its Sales Representatives (as defined in the Franchise Agreement) directly or indirectly related to the ESCO® System, including, but not limited to, cash, notes, or any other valuable consideration received in lieu of cash, revenues from all transactions involving SUBFRANCHISOR, and any of its officers, directors, shareholders, partners, or employees, and any FRANCHISEE or other Sales Representatives or employees, and payments for any multiple listing fees, insurance, home protection plans, business expenses or taxes.

(j) Gross Profit: "Gross Profit" means Gross Income less costs of goods sold.

(k) Initial Fee: "Initial Fee" is the initial fee paid by SUBFRANCHISOR pursuant to Section 7.1.

(l) Operating Manuals: "Operating Manuals" means any and all manuals containing standards, specifications, policies, procedures, and operating requirements, and other communications concerning the operation and functioning of the ESCO® System which shall be issued by ESCO from time to time. Specific Operating Manuals may be added, amended, replaced, consolidated, or terminated from time to time at the sole discretion of ESCO.

(m) Proprietary Marks: "Proprietary Marks" means the trademarks "ESCO", "ESCO® Global Realty" and all other trade names, trademarks, service marks, logos, emblems, and signs which are adopted and used by ESCO and used by and licensed to SUBFRANCHISOR and FRANCHISEE as part of ESCO® System, and programs, materials, and information which are designated as confidential and are part of the ESCO® System.

(n) Regional Director: "Regional Director" means the individual designated in Section 1 of this Agreement. The Regional Director shall, at all times, have primary responsibility for the management of the SUBFRANCHISOR Business within the Regional Territory. Unless otherwise approved by ESCO, the Regional Director shall, at all times, be the direct individual owner of at least fifty-one (51 %) percent of each class of equity interest of SUBFRANCHISOR and shall have voting control of SUBFRANCHISOR.

(o) Regional Territory: "Regional Territory" also referred to as the "Region" or "Territory" means that geographic territory in which SUBFRANCHISOR has the right to conduct business, as outlined in the Description of Regional Territory Addendum attached to this Agreement as Schedule 1.

(p) Sales Representative: "Sales Representative" means an individual that has been issued a real estate license by the necessary state, provincial, local or governmental authority (broker, associate broker, salesperson or other similar license that enables the individual, for commission, money or other thing of value, to negotiate or offer or attempt to negotiate a sale, exchange, purchase or rental of an interest or estate in real estate) who is retained by a FRANCHISEE to perform any act authorized by the license.

(q) SUBFRANCHISOR: "SUBFRANCHISOR" means, in addition to the entity named in the heading of this Agreement, all partners, directors, officers, and significant equity holders of the entity. For the purposes of this Agreement, a "significant" equity holder shall mean any party who directly or indirectly owns ten percent (10%) or more of any class of equity in the SUBFRANCHISOR entity. For purposes of this paragraph, the ownership of equity means direct or beneficial ownership and, without limitation, ownership by the spouse or any parent or child of the party.

(r) SUBFRANCHISOR Business: "SUBFRANCHISOR Business" means that activity whereby SUBFRANCHISOR, in connection with the Proprietary Marks or the ESCO® System, sells franchises, recruits, trains, and services FRANCHISEES.

(s) Trade Secrets: "Trade Secrets" means information or data, whether developed by ESCO or by others, of or about ESCO, the ESCO® System or any other products or services of ESCO, including, but not limited to, any formula, research and/or development work, invention, proposed product, design, business information, financial data, financial plan, product plan, marketing or sales plan or information, pricing and/or cost information, or list of actual or potential customers, clients, contracts, distributees, vendors, suppliers or manufacturers, that: (i) is sufficiently secret to derive economic value from their disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality. Information that was known to FRANCHISEE prior to its relationship with ESCO, as well as general skills and knowledge, do not constitute Trade Secrets.

(t) ESCO® System: "ESCO® System" means the composite of elements designed to enable all ESCO SUBFRANCHISORS and FRANCHISEES within the system to benefit from brand name identification in market competition, and includes ESCO, SUBFRANCHISOR, the network of all SUBFRANCHISORS, the network of all FRANCHISEES and all offices of FRANCHISEES, Broker Councils (as that term is defined in the Franchise Agreement), the Operating Manuals, the Proprietary Marks, national and local advertising programs promoting the ESCO® System and the Proprietary Marks, the training and other programs and meetings, written and other materials, standards, specifications, methods, techniques and procedures utilized in operating a SUBFRANCHISOR business or a Franchise office, and such other elements as ESCO may, from time to time, in its sole discretion designate as additions or modifications to the ESCO® System. The economic terms of the ESCO® System are set forth in the ESCO® Formula Schedule 5 attached to this Agreement and are incorporated herein.

4. GRANT OF LICENSE

4.1 Grant of License

Subject to the terms and conditions of this Agreement, ESCO grants to SUBFRANCHISOR and SUBFRANCHISOR accepts a license to use the Proprietary Marks, in connection with SUBFRANCHISOR's operation of the SUBFRANCHISOR Business within the Regional Territory. This license is contemporaneous and conterminous with this Agreement and is granted solely in the context of this Agreement. Except and otherwise provided in this Agreement or in the Operating Manuals, SUBFRANCHISOR will not use any marks, other than the Proprietary Marks, in connection with the SUBFRANCHISOR Business within the Regional Territory. The parties agree that this grant is conditional upon SUBFRANCHISOR obtaining all necessary governmental approvals on or before the Opening Date so that SUBFRANCHISOR is, and continues throughout the term of this Agreement, to be duly qualified, licensed and in good standing to enter into Franchise Agreements for specific geographic areas within the Regional Territory.

4.2 Nature of Grant

The franchise granted by this Agreement is a license only. It is subject to the terms and conditions contained in this Agreement. SUBFRANCHISOR may use and display ESCO's copyrighted materials, Operating Manuals and other Proprietary Marks, but only in connection with the SUBFRANCHISOR Business and in accordance with the terms and conditions of this Agreement and any operational standards set by ESCO from time to time during the term of this Agreement. The franchise granted by this Agreement includes the limited right of SUBFRANCHISOR to sub-license the Proprietary Marks through the granting of individual ESCO® Global Realty Franchise Agreements, and to make limited copies of the ESCO copyrighted materials as required for its FRANCHISEES. Upon expiration or termination of this Agreement for any reason, SUBFRANCHISOR shall surrender and deliver to ESCO all of the Proprietary Marks, Operational Manuals and copyrighted materials, including physical possession of all objects bearing or containing any of the Proprietary Marks, Operational Manuals and copyrighted materials, and SUBFRANCHISOR shall not thereafter use any of the Proprietary Marks, Operational Manuals and copyrighted materials.

4.3 Exclusivity

So long as SUBFRANCHISOR is not in breach of this Agreement, ESCO will not operate or grant a franchise or license to any other entity to operate an ESCO® Global Realty Subfranchise within the Regional Territory. Franchise Agreements entered into prior to the execution of this Agreement will continue to operate in the Regional Territory pursuant to the Franchise Agreement in existence. If SUBFRANCHISOR breaches this Agreement, then this Agreement shall become non-exclusive and ESCO, in addition to all of its other rights and remedies set forth in this Agreement, shall have the right to own, operate or sell Franchises within the Regional Territory and may assign, transfer or sell rights to operate as a subfranchisor within the Regional Territory. Further, ESCO retains all rights to develop, operate or franchise the operation of any other business under ESCO trademarks and service marks or under any other trademark or service mark or to engage in any other business activity anywhere inside or outside the Regional Territory.

5. OPENING DATE

The operation of the SUBFRANCHISOR Business by SUBFRANCHISOR shall begin and SUBFRANCHISOR's office shall open on or before one hundred eighty (180) days following the Date of this Agreement (the "Opening Date"). The opening of SUBFRANCHISOR's Office shall be confirmed in the "Opening Date Addendum" (Schedule 4) to be executed by ESCO and SUBFRANCHISOR.

6. TERM OF FRANCHISE AGREEMENT

6.1 Initial Term

The term of this Agreement shall commence on the date of this Agreement and, unless sooner terminated as provided in this Agreement, shall expire fifteen (15) years after the date of this Agreement (the "Expiration Date"). This Agreement will not constitute a contract between the parties and will not be enforceable until it is signed by both ESCO and SUBFRANCHISOR, the Initial Fee has been received by ESCO and the signed Agreement has been delivered to SUBFRANCHISOR.

6.2 Renewal

If, as of the Expiration Date, SUBFRANCHISOR is in compliance with all the terms of this Agreement, SUBFRANCHISOR shall have the option to renew this Agreement for an additional fifteen (15) year period (the "Renewal Term"), upon the terms and conditions set forth below:

(a) No Event of Default. No Event of Default shall have occurred, including, but not limited to, meeting and maintaining the performance standards contained in Schedules 2 and 3 of this Agreement, at the time SUBFRANCHISOR has given ESCO the notice of its intention to renew this Agreement or as of the date of the Renewal Term.

(b) SUBFRANCHISOR Notice. SUBFRANCHISOR must give written notice to ESCO of its intention to renew this Agreement at least six (6) months prior to the Expiration Date.

(c) Renewal Fee. SUBFRANCHISOR shall pay to ESCO, on or before the first (1st) day of the Renewal Term, a renewal fee of fifty percent (50%) of the then-current initial fee that would be charged by ESCO.

(d) New Subfranchise Agreement. SUBFRANCHISOR shall execute the then current form of Subfranchise Agreement being offered to new SUBFRANCHISORS of ESCO; provided, however, that the quotas and Regional Territory shall not differ from those contained in this Agreement.

(e) Release. SUBFRANCHISOR, on or before the first (1st) day of the Renewal Term, shall execute the then current form of general release in favor of ESCO and its affiliates.

7. FEES PAYABLE FROM SUBFRANCHISOR TO ESCO

7.1 Initial Fee

Upon the execution of this Agreement, SUBFRANCHISOR shall pay ESCO the Initial Fee. The Initial Fee is fully earned by ESCO upon the execution of this Agreement, and no portion of the Initial Fee is refundable. The grant of this Subfranchise and the payment of the Initial Fee provide SUBFRANCHISOR no rights regarding such other licenses, franchises or additions to the Regional Territory.

7.2 Continuing Fees

In accordance with the ESCO® Formula, SUBFRANCHISOR will be responsible for the payment of the following amounts to ESCO, which amounts shall be payable to ESCO by SUBFRANCHISOR's Franchisees ("Continuing Fees"). ESCO reserves the right to require SUBFRANCHISOR to collect and forward ESCO's portion of the Continuing Fees.

From the fees generated from each Transaction (as defined in the ESCO® Formula and currently totaling $150.00) and prorated for minimum Transaction Fees, and from the fees generated from each Fee Unit (as defined in the ESCO® Formula and currently totaling $150.00 per Fee Unit), the following:

To ESCO	$ 75.00
To SUBFRANCHISOR	$ 75.00
Total	$150.00

SUBFRANCHISOR is obligated to collect and forward to ESCO, ESCO's portion of the Fees upon the closing of each transaction.

7.3 Additional Fees

In addition to the Continuing Fees, SUBFRANCHISOR shall pay the following to ESCO, immediately (unless otherwise indicated) when such amounts are paid or payable to SUBFRANCHISOR ("Additional Fees"):

(a) Initial Franchise Fees. Twenty-five (25%) percent of all initial franchise fees paid or payable to SUBFRANCHISOR by all FRANCHISEES within the Regional Territory. Upon execution of this Agreement, the minimum initial franchise fee SUBFRANCHISOR may charge for a franchise territory shall be as follows: for population less than 10,000, $7,000; for a population between 10,000 and 25,000, $11,000; for a population of 25,001 or more, $15,000. ESCO reserves the right to change the minimum initial franchise fees upon six (6) months written notice to SUBFRANCHISOR. Payment shall be made along with a complete copy of the fully executed Franchise Agreement within ten (10) days from the date the transaction closed.

(b) Renewal and Transfer Fees. Twenty-five (25%) percent of all renewal fees and transfer fees paid or payable to SUBFRANCHISOR by all FRANCHISEES within the Regional Territory.

(c) Ancillary Business. An Ancillary Business Royalty of twenty-five (25%) percent of the Gross Profit earned by SUBFRANCHISOR from Ancillary Business. Payment for the income received shall be made on or before midnight of the fifteenth (15th) day of the following month.

(d) Initiation Dues. One hundred percent (100%) of all Initiation Dues paid or payable from Sales Representatives of FRANCHISEES within the Regional Territory. These dues currently total one hundred and ninety-five dollars ($195) per Sales Representative and must be collected by FRANCHISEE whenever a Sales Representative transfers his/her license to a FRANCHISEE.

(e) Annual Dues. One hundred percent (100%) of all Annual Dues paid or payable from Sales Representative of Franchises within the Regional Territory. These dues currently total one hundred and ninety-five dollars ($195) per Sales Representative.

(f) Promotional Fund. One hundred percent (100%) of all monthly dues paid or payable from Sales Representatives of Franchisees within the Regional Territory, currently totaling Fifty Dollars ($50) per Sales Representative per month for Promotional Fund.

(g) Training Fund. One hundred percent (100%) of all monthly dues paid or payable from Sales Representatives of Franchisees within the Regional Territory, currently totaling Fifty Dollars ($50) per Sales Representative per month for Training Fund.

(h) Own Your Future Plan. To the extent requested by ESCO, and consistent with the ESCO® Formula, SUBFRANCHISOR shall help to facilitate the collection of any payments from Sales Representatives, FRANCHISEES or other participants in the Own Your Future Plan located within the Regional Territory.

7.4 Late Payment Fees and Interest

If SUBFRANCHISOR is late in any payment under this Agreement, SUBFRANCHISOR shall pay ESCO a late charge equal to twenty percent (20%) of the late payment. Also, SUBFRANCHISOR shall pay ESCO on all amounts more than thirty (30) days late, interest at the lower of twelve percent (12%) per annum or the highest rate allowed by laws of the jurisdiction in which the Regional Territory is located.

7.5 ESCO Priority over Monies Received.

All monies received by SUBFRANCHISOR shall not be deemed earned by or treated as the property of SUBFRANCHISOR until SUBFRANCHISOR shall have remitted ESCO's percentage share or amount to ESCO. SUBFRANCHISOR shall be liable to ESCO for all such monies received by SUBFRANCHISOR for the benefit of ESCO. Payment to ESCO of the above amounts shall be made as described in this Agreement. SUBFRANCHISOR shall complete all documents required by ESCO to allow ESCO to collect the funds electronically, or by check, in accordance with the systems utilized by ESCO.

7.6 ESCO® Formula

The economic terms of the ESCO® System are set forth in the ESCO® Formula Schedule 5 attached to this Agreement, and are integrated and incorporated herein.

8. SUBFRANCHISOR BUSINESS ENTITY

8.1 Organization

SUBFRANCHISOR shall, at all times, be duly and validly organized and existing and in good standing under the laws of the state of its respective organization. SUBFRANCHISOR shall, at all time, be fully licensed or qualified to do business in all jurisdictions in which failure to do so could have an adverse effect on its business or financial condition. SUBFRANCHISOR's organizational documents, including any subsequent amendments, shall be submitted to ESCO for review and approval prior to the Opening Date. Any approval granted by ESCO shall not be deemed to be a certification as to the legality or sufficiency of the documents.

8.2 Trade Name and Legal Name

SUBFRANCHISOR shall conduct its business under a trade name that contains the words "ESCO® Global Realty". If SUBFRANCHISOR decides to advertise, promote, or otherwise conduct business by means of the Internet, SUBFRANCHISOR shall also utilize a domain name approved by ESCO.

The trade name and domain name must be approved by ESCO in writing. The legal name of SUBFRANCHISOR is identified in Section 1.1 of this Agreement. SUBFRANCHISOR's legal name shall not include "ESCO," "ESCO® Global Realty," or any similar name. The legal name, trade name, or the domain name shall not be changed nor may any rights therein be assigned to any third party without ESCO's prior written consent. SUBFRANCHISOR shall use and display its name in accordance with the requirements in the Operating Manuals, or as otherwise directed by ESCO.

8.3 Equity Certificates

All of the equity certificates of SUBFRANCHISOR shall have conspicuously endorsed upon them the following statement: "The interests represented by this certificate are held subject to the ESCO GLOBAL REALTY CORP. Subfranchise Agreement. Any encumbrance, assignment or transfer is subject to all restrictions imposed by the Subfranchise Agreement."

8.4 Independent Contractor

SUBFRANCHISOR shall prominently display, in its offices, a certificate setting forth that it is the owner and independent operator of an ESCO® System SUBFRANCHISOR Business.

9. OFFICE LOCATION

9.1 Principal Place of Business

SUBFRANCHISOR shall purchase or rent, and shall maintain office premises adequate to perform its obligations under this Agreement. The location indicated in Section 1.9 of this Agreement is deemed to be approved by ESCO as the principal place of SUBFRANCHISOR's business. The location must be within the Regional Territory. If a location has not been obtained as of the date of execution of this Agreement, SUBFRANCHISOR shall find a location and obtain ESCO's written approval of the location within thirty (30) days of the Opening Date and prior to attending the Initial Training Program. ESCO's approval of the location shall not be deemed a representation, promise or guarantee by ESCO that the SUBFRANCHISOR Business operated at that site will be profitable or otherwise successful.

9.2 Offices for Adjacent Regional Territories

Upon the prior written approval of ESCO, SUBFRANCHISOR may maintain a single principal office for multiple adjacent Regional Territories of SUBFRANCHISOR.

9.3 Advance Notice

Any establishment, relocation, or closing of any office of SUBFRANCHISOR requires the prior written approval of ESCO.

9.4 Maintenance and Inspection

SUBFRANCHISOR shall maintain, at all times, at SUBFRANCHISOR's sole expense, its offices, fixtures, furnishings, signs, and equipment in a high degree of cleanliness, orderliness, and repair, as reasonably determined by ESCO. ESCO reserves the right to physically inspect all office premises prior to opening or at any time during the term of this Agreement. SUBFRANCHISOR will provide ESCO with photographs of the interior and exterior of the office premises prior to opening, and annually, or as otherwise reasonably requested by ESCO, and will certify the accuracy of the photos and the date on which they were taken.

9.5 ESCO's Right to Enter

SUBFRANCHISOR grants ESCO the full authority to enter SUBFRANCHISOR's premises for the purpose of exercising all of its rights under this Agreement.

10. ANCILLARY BUSINESS BY SUBFRANCHISOR

SUBFRANCHISOR shall not directly or indirectly engage in Ancillary Business or otherwise use the Proprietary Marks or any part of the ESCO® System for any purpose or in any manner not expressly set forth in this Agreement, without the prior written consent of ESCO. If Ancillary Business of SUBFRANCHISOR is approved by ESCO, SUBFRANCHISOR shall report all Ancillary Business activities to ESCO on at least a monthly basis and shall provide reports on the status and nature of the business as ESCO shall request. ESCO shall have the right to deny approval for any proposed Ancillary Business or place such restriction on any approved Ancillary Business as may be necessary to avoid conflict with the ESCO® System as determined by ESCO in its sole discretion. ESCO reserves the right to subsequently withdraw approval, in which case the activities shall be wound down in a commercially reasonable manner and time. ESCO will not unreasonably withhold or withdraw approval of Ancillary Business provided ESCO is satisfied that the Ancillary Business is complimentary to, and of benefit for, ESCO and the ESCO® System and will not impose an undue risk or burden on ESCO, its other SUBFRANCHISORS or FRANCHISEES. If ESCO denies or withdraws approval, it shall set forth in writing, and in detail, its reasons for the denial. ESCO's approval of any Ancillary Business shall not be construed as an endorsement of the activity, or of any assurance by ESCO of the success of the undertaking.

11. FRANCHISE AGREEMENTS

11.1 Separate Franchise Agreements

Each Franchise to be granted and operated within the Regional Territory shall be the subject of a separate Franchise Agreement to be entered into between SUBFRANCHISOR and FRANCHISEE. If SUBFRANCHISOR desires to own and operate a Franchise, the Franchise, if permitted by state or province law, shall be owned and operated through a separate legal entity that will enter into a Franchise Agreement with SUBFRANCHISOR. A copy of every signed Franchise Agreement shall, upon execution, be promptly forwarded to ESCO by SUBFRANCHISOR.

11.2 Form of Franchise Agreement; Revisions

Attached to this Agreement as Schedule 7 is the form of the current standard form Franchise Agreement. ESCO may revise the standard form Franchise Agreement from time to time during the term of this Agreement. ESCO shall notify SUBFRANCHISOR and provide the revised form to SUBFRANCHISOR promptly upon completing each such revision. It is understood that it is the sole responsibility of SUBFRANCHISOR to modify the Franchise Agreement if required to ensure compliance with state or provincial laws related to the Franchise Agreement. ALL modifications to the Franchise Agreement form are subject to ESCO's prior written consent, which approval will not be unreasonably withheld. ESCO's approval of any changes to the Franchise Agreement does not and shall not imply any representation by ESCO that the Franchise Agreement complies with any state or province, provincial or local law or regulations. No other modifications to the Franchise Agreement may be made by SUBFRANCHISOR.

11.3 Duty to Enforce ESCO's Specifications

SUBFRANCHISOR acknowledges that the Franchise Agreement requires that each FRANCHISEE comply with ESCO's specifications and quality control standards, and further acknowledges that its obligations under this Agreement to enforce ESCO's specifications and quality control standards, within the Regional Territory, includes the obligation to enforce the Franchise Agreements.

11.4 SUBFRANCHISOR Is Free to Set Fee Amounts

SUBFRANCHISOR may, at its discretion, alter the fee structure in the Regional Territory provided SUBFRANCHISOR does not charge FRANCHISEES less than the then current ESCO® Formula amounts. SUBFRANCHISOR shall pay ESCO twenty-five percent (25%) of all fees payable to SUBFRANCHISOR in excess of the fees described in the ESCO® Formula, as amended from time to time by ESCO (with the exception of Transaction Fees, which will be shared on a 50:50 ratio per the ESCO® Formula).

11.5 Content

It is SUBFRANCHISOR'S sole responsibility to compose, file and maintain all federal and state or provincial Franchise registration applications, disclosure documents, amendments, and renewals in each state or province within the Regional Territory.

12. APPROVED SUPPLIES AND SERVICES

12.1 Purchase from ESCO or a Source Designated by ESCO.

SUBFRANCHISOR may purchase supplies or services from a source of supply designated by ESCO as an Approved Supplier. SUBFRANCHISOR shall be responsible to ensure that it, and each FRANCHISEE and each Sales Representative working within the Regional Territory, shall purchase all supplies containing Proprietary Marks or otherwise required for use in the operation of FRANCHISEE's business only from ESCO, Approved Suppliers or from another prior approved source, approved in writing by ESCO. This includes the ongoing supply to all FRANCHISEES and Sales Representatives of advertising materials, sales aids, signage, business cards, stationery and other forms, as well as all other items that may be specified by ESCO from time to time, and all other items that bear the Proprietary Marks.

12.2 Maintain Standardization

SUBFRANCHISOR agrees that the use of the Proprietary Marks solely in the manner prescribed by ESCO is essential to the operation of the ESCO® System. The Proprietary Marks shall conform to the specifications of ESCO as to artwork, lettering, colors, size, construction, and overall appearance. The specifications are used to maintain standardization, uniformity, consistency and quality in all aspects of the operation of the ESCO® System.

12.3 SUBFRANCHISOR'S Adherence to Specifications

SUBFRANCHISOR shall comply with all specifications and quality control standards prescribed by ESCO, with respect to all supplies used by SUBFRANCHISOR.

12.4 Adding Local Suppliers

ESCO may provide SUBFRANCHISOR with a list of Approved Suppliers. The list may be amended from time to time by ESCO. SUBFRANCHISOR may recommend suppliers doing business in SUBFRANCHISOR's Regional Territory. ESCO will only accept local suppliers if the supplier executes ESCO's standard form of Approved Supplier Agreement, and the supplies conform with ESCO specifications and quality control standards.

12.5 Requesting Samples of Supplies

ESCO has the right to request samples of any supplies from any supplier of SUBFRANCHISOR in order to ensure that all supplies being used in the Regional Territory conform to ESCO's specifications and quality control standards.

12.6 Policing of Supplies and Suppliers

SUBFRANCHISOR shall be responsible for policing the ongoing use within the Regional Territory, to ensure that any and all supplies bearing Proprietary Marks conform to ESCO's specifications and quality control standards. SUBFRANCHISOR will act under the Franchise Agreements to stop such use of non-conforming supplies and shall immediately report any such instance of use of non-conforming supplies to ESCO.

12.7 Substandard Supplies

In order to maintain quality, standardization, uniformity and consistency among all FRANCHISEES, ESCO reserves the right to require SUBFRANCHISOR to remove or cause to be removed from use in the Regional Territory any supplies that do not conform to ESCO's specifications and quality control standards upon seventy-two (72) hours written notice to that effect. Should SUBFRANCHISOR fail to do so, ESCO may remove or cause the supplies to be removed and the SUBFRANCHISOR shall reimburse ESCO upon demand for its costs and expenses, including legal fees, associated with the removal.

13. PROPRIETARY MARKS AND INFORMATION

13.1 FRANCHISOR's Exclusive Claim to Proprietary Marks

(a) Nothing in this Agreement gives SUBFRANCHISOR any right, title or interest in or to any of the Proprietary Marks, except a license during the term of this Agreement, to display and use the same according to the terms and conditions of this Agreement. SUBFRANCHISOR understands and agrees that its license to use the Proprietary Marks is non-exclusive. ESCO, in its sole discretion has the right to grant franchises or licenses to others and to license to others the right to use the Proprietary Marks in addition to those franchises and licenses already granted to other FRANCHISEES and SUBFRANCHISORS. ESCO may develop and license other marks in conjunction with systems other than the ESCO® System, on any terms and conditions ESCO deems advisable.

(b) SUBFRANCHISOR acknowledges ESCO's claim to the exclusive right, title and interest to the Proprietary Marks and acknowledges, for trademark purposes, that any and all goodwill associated with and identified by the Proprietary Marks, including any goodwill resulting from SUBFRANCHISOR's use of the Proprietary Marks, shall inure directly and exclusively to the benefit of ESCO and is the sole property of ESCO. On the expiration or termination of this Agreement, no monetary amount shall be assigned as attributable to any goodwill associated with SUBFRANCHISOR's activities as a SUBFRANCHISOR under the Proprietary Marks. If SUBFRANCHISOR transfers the SUBFRANCHISOR Business or an interest in this Agreement, the terms of this Paragraph shall not prevent SUBFRANCHISOR from assigning a value to the goodwill associated with the SUBFRANCHISOR Business as part of the purchase price.

(c) SUBFRANCHISOR acknowledges ESCO's claim to the exclusive right to adopt and use Proprietary Marks for use in the ESCO® System. Except for the trade name described in Section 1.3 of this Agreement, and the domain name described in Section 1.4 of this Agreement, SUBFRANCHISOR will not adopt any mark which would incorporate any feature of, or which might be confusingly similar to, any Proprietary Mark.

13.2 Prohibition Against Disputing ESCO's Rights

SUBFRANCHISOR shall not, directly or indirectly, contest, or aid in contesting the validity or ownership of the Proprietary Marks, or take any action whatever which might affect or prejudice ESCO's rights in the Proprietary Marks, during the term of this Agreement and after the expiration or termination of this Agreement.

13.3 Defense of Proprietary Marks

(a) SUBFRANCHISOR shall promptly notify ESCO of any claim, demand, or suit based upon or arising out of any attempt by any other person, firm, or corporation to use the Proprietary Marks, or any colorable variation of the Proprietary Marks. SUBFRANCHISOR shall promptly notify ESCO of any litigation instituted by any person, firm, corporation, or governmental agency against ESCO, SUBFRANCHISOR, or any FRANCHISEE, involving the Proprietary Marks. SUBFRANCHISOR shall tender the defense of any Proprietary Mark action to ESCO and ESCO will defend SUBFRANCHISOR in the action if SUBFRANCHISOR sends the action to ESCO within seven (7) days of SUBFRANCHISOR's receipt of it.

(b) SUBFRANCHISOR shall promptly report all likely infringements of the Proprietary Marks to ESCO and shall assist ESCO in resolving conflicts, without reimbursement or remuneration. ESCO will investigate likely infringements and will undertake the efforts to protect the Proprietary Marks as it deems reasonable and appropriate. ESCO, at its sole option, may undertake the prosecution of any infringements and shall bear all costs of any prosecution, except as otherwise provided in this Agreement.

(c) If ESCO undertakes the defense or prosecution of any litigation relating to the Proprietary Marks, SUBFRANCHISOR agrees, without reimbursement or remuneration, to execute any and all documents and to do such acts and things as, in the opinion of counsel for ESCO, may be reasonably necessary for SUBFRANCHISOR to assist in such defense or prosecution.

13.4 Use of Proprietary Marks

In order to develop and maintain high and uniform standards of quality and service and to protect the reputation and goodwill of ESCO, SUBFRANCHISOR covenants:

(a) To adopt and use, for the purposes of this Agreement, at its own expense, any changes in the Proprietary Marks or Operating Manuals as if they were a part of the ESCO® System at the time of the execution of this Agreement.

(b) To obtain advance written approval by ESCO for the total appearance of the trade name and logo containing SUBFRANCHISOR's name or other identifying words.

(c) ESCO shall have the right to inspect, at reasonable times and places, SUBFRANCHISOR's operations of the SUBFRANCHISOR Business, including all corporate and financial records, for compliance with this Agreement and for conformity with the standards, specifications, procedures, and techniques of the ESCO® System. SUBFRANCHISOR shall cooperate with ESCO in the inspection, will render assistance as may be requested, and will promptly remedy deficiencies identified by ESCO, whether or not they are identified in a formal notice to cure.

13.5 Operating Manuals

All information in the Operating Manuals shall be deemed confidential and is disclosed to SUBFRANCHISOR only in the context of this Agreement. SUBFRANCHISOR shall at all times treat the Operating Manuals, and any other manuals created for or approved for use in the operation of the SUBFRANCHISOR Business and the information contained in those manuals as confidential, and shall use all reasonable efforts to maintain the manuals and information as secret and confidential. SUBFRANCHISOR shall not at any time, copy, duplicate, record, or otherwise reproduce any of these materials, in whole or in part, except as provided in the Operating Manuals, and shall not otherwise make these materials available to any unauthorized person without ESCO's prior written consent. SUBFRANCHISOR shall take all reasonable steps necessary to protect and prevent unauthorized disclosure of the Confidential Information, including requiring the execution of confidentiality agreements by its Sales Representatives, employees, officers, and directors in such form as is provided by ESCO.

ESCO shall have the sole authority to add to, delete, or modify the Proprietary Marks, Operating Manuals, or other parts of the ESCO® System, and do so from time to time. SUBFRANCHISOR agrees to adopt and use for the purposes of this Agreement, at its own expense, within a reasonable period of time after receipt of written notice (not to exceed ninety (90) days), any changes in the Proprietary Marks, Operating Manuals or other parts of the ESCO® System at the time of execution of this Agreement. SUBFRANCHISOR, at all times, shall ensure that its copy of the Operating Manual is kept current and up to date. In the event of any dispute as to the contents of any of the Operating Manuals, the terms of the master copy of the Operating Manuals maintained by ESCO shall control. In order to protect the reputation and goodwill of the ESCO® System and to maintain the uniform standards of operation of the ESCO® System, SUBFRANCHISOR shall ensure the operations of FRANCHISEES in the SUBFRANCHISOR Business in accordance with the Operating Manuals, as

updated from time to time by ESCO. The Operating Manuals are on loan to SUBFRANCHISOR and shall remain the sole property of ESCO.

14. INITIAL TRAINING OF SUBFRANCHISOR AND CONVENTION ATTENDANCE

14.1 Contents and Nature of Program

The "Initial Training Program" of ESCO shall include general information regarding the ESCO® System and information requisite to the operation of the SUBFRANCHISOR's Business including franchise sales training. It may include individual or group instruction, or a combination of both, at the discretion of ESCO. The exact content of the training shall be determined by ESCO.

14.2 Costs and SUBFRANCHISOR Obligations

(a) Attendance. SUBFRANCHISOR shall be required to attend the Initial Training Program. If SUBFRANCHISOR and the Regional Director are not the same person, then both are required to attend Initial Training Program. The cost of all requisite materials for one attendee of SUBFRANCHISOR shall be borne by ESCO. ESCO reserves the right to charge a reasonable program fee for each additional attendee.

(b) Costs. SUBFRANCHISOR shall bear all costs of transportation, lodging, meals, personal and other expenses of every attendee of SUBFRANCHISOR at the Initial Training Program.

(c) Confidentiality. If requested by ESCO, all attendees at the Initial Training Program will be required to sign reasonable confidentiality and non-compete agreements confirming their acknowledgment of the confidentiality of the course information and individually affirming the non-compete provisions of this Agreement.

(d) Prior Attendance. If SUBFRANCHISOR's personnel have previously held similar positions in the ESCO® System with other affiliated or unaffiliated Regional Territories, SUBFRANCHISORS or FRANCHISEES, the contents and duration of the Initial Training Program may be altered at ESCO's sole discretion.

(e) Attendance at FRANCHISEE Training Academy. SUBFRANCHISOR or its Regional Director is required to attend, at SUBFRANCHISOR's expense, the FRANCHISEE's Training Academy (for new individual FRANCHISEES) within six (6) months of the Opening Date. SUBFRANCHISOR may not attend any training provided by ESCO until SUBFRANCHISOR has delivered a fully executed Subfranchise Agreement to ESCO along with full payment of the Initial Fee.

14.3 Scheduling

The Initial Training Program will be held at a location to be determined by ESCO. It will be held at the next scheduled training session, subject to availability, generally within one hundred twenty (120) days after the date of this Agreement. This may be subject to scheduling of Franchise Training Academy and group SUBFRANCHISOR training sessions by ESCO. Its duration will be five (5) business days. Training may be held consecutively or may be divided into more than one (1) training session.

14.4 Transfer/New Regional Director or Employee

(a) ESCO offers no assurance that the Initial Training Program will continue to be available in the future for new personnel or transferees of SUBFRANCHISOR. Availability and content of the Initial Training Program for new personnel or transferees of SUBFRANCHISOR shall be subject to ESCO's discretion, and attendance will be entirely at SUBFRANCHISOR's expense including a program fee.

(b) If, at any time during the term of this Agreement, the Regional Director of SUBFRANCHISOR is replaced for any reason (including transfer of the Subfranchise Agreement), leaving SUBFRANCHISOR without personnel having attended the then current Initial Training program and/or

the Franchise Training Academy, then the Individual assuming the position shall, at the option of ESCO, be required to attend the next scheduled Initial Training Program and Franchise Training Academy at SUBFRANCHISOR's full expense within ninety (90) days of the placement. If the new Regional Director has previously attended the Initial Training program and Franchise Training Academy, and no significant changes have been made to those training programs, ESCO may, at its discretion, waive the attendance requirement.

14.5 Convention Attendance

(a) Attendance. The annual Franchise convention is an integral part of the ESCO® System and SUBFRANCHISOR shall attend all annual conventions, and shall encourage maximum attendance of all FRANCHISEES and Sales Representatives.

(b) Costs. All transportation, lodging, personal and other expenses for SUBFRANCHISOR at the annual Franchise convention shall be borne solely by SUBFRANCHISOR.

15. DUTIES OF ESCO

15.1 Initial Obligations

Within one hundred twenty (120) days of the date of this Agreement, ESCO will: (a) make available to SUBFRANCHISOR the Initial Training Program and (b) provide to SUBFRANCHISOR, at ESCO's expense, one (1) copy of each of the Operating Manuals, together with any amendments to the manuals. (ESCO's obligations to provide the Initial Training Program shall apply to the Initial Term of this Agreement, but not for any Renewal Term or transfer.)

15.2 Updates to Operating Manuals

ESCO may review the Operating Manuals periodically, and, update them at its discretion. SUBFRANCHISOR's costs for any updated materials shall be limited to reproduction expense.

15.3 New Developments

ESCO may develop new programs or amend existing programs for SUBFRANCHISORS and/or FRANCHISEES when deemed to be appropriate in ESCO's discretion.

15.4 Continuing Relationship

ESCO shall provide the following to SUBFRANCHISOR as required or requested:

(a) ESCO has the right to review and approve or disapprove the location and equipment of the SUBFRANCHISOR's office premises;

(b) ESCO has the right to review and approve or disapprove each specific FRANCHISEE name;

(c) ESCO Franchise Agreement form revisions;

(d) ESCO has the right to review and approve or disapprove the Market Based Management Fee each FRANCHISEE charges to its Sales Representatives;

(e) Approved Supplier Agreements;

(f) ESCO® System specifications, and quality control standards;

(g) Any required SUBFRANCHISOR and FRANCHISEE reporting forms (form only, not duplicates);

(h) An introduction of any new element of the ESCO® System, or manuals developed by ESCO, and

(i) Reasonably assist in SUBFRANCHISOR's obligations to FRANCHISEES under Section 16 below. Such assistance shall be at SUBFRANCHISOR's request. SUBFRANCHISOR shall pay ESCO's then current charges and related travel and living expenses for these services.

15.5 Limitations

If SUBFRANCHISOR is in default under the terms of this Agreement, ESCO shall not be required to fulfill its obligations under this Agreement until the default has been cured or resolved in a manner satisfactory to ESCO.

16. DUTIES OF SUBFRANCHISOR TO FRANCHISEES

16.1 Generally

In granting this Regional Franchise to SUBFRANCHISOR, ESCO has entrusted the administration of the ESCO® System within the Regional Territory to SUBFRANCHISOR. Therefore, SUBFRANCHISOR shall be responsible to carry out its obligations as SUBFRANCHISOR under the ESCO Franchise Agreements, and subject to obtaining such reasonable prior written approvals provided elsewhere in this Agreement, to administer each of the following within the Regional Territory:

(a) Submission to ESCO of all proposed FRANCHISEE names;

(b) Use of Proprietary Marks by FRANCHISEES and their Sales Representatives including identification as a licensed user of the ESCO trademarks, and as an independent contractor;

(c) Approval of equipment, set up, signage, maintenance and upgrading of Franchise locations;

(d) Use of the Proprietary Marks as specified by ESCO in its Operating Manuals;

(e) Approved Supplier program, including recommendation of and policing of all Approved Suppliers in the Regional Territory;

(f) FRANCHISEE reporting requirements;

(g) FRANCHISEE insurance compliance;

(h) FRANCHISEE Own Your Future Program as outlined in the ESCO® Formula (Schedule 5);

(i) Distribution of Operating Manuals to each FRANCHISEE and collection of them upon termination of any Franchise Agreement;

(j) Maintaining an advisory relationship with FRANCHISEES, including communication with FRANCHISEES, guidance to FRANCHISEES in various phases of their operation of the Franchised Business, including staff recruitment and retention, Sales Representative training, office management, advertising and other matters relating to SUBFRANCHISOR's obligations under the Franchise Agreement, in accordance with guidelines provided by ESCO in the Operating Manuals or other written communications. All ESCO development programs to be provided to FRANCHISEES will be provided by SUBFRANCHISOR. SUBFRANCHISOR's representative shall visit each new FRANCHISEE Office within thirty (30) days of the effective date of the Franchise Agreement;

(k) Training programs to be provided to FRANCHISEES, with the exception of the initial five (5) day Franchise training Program known as the "Franchise Training Academy", which is conducted by ESCO.

16.2 Referrals

SUBFRANCHISOR shall assist with referral forms or a system of referrals offered by ESCO or any third party designee to FRANCHISEES for use in referring business between ESCO FRANCHISEES.

16.3 Broker Council

SUBFRANCHISOR shall assist in the organization of a Broker Council(s) and trade group(s) of ESCO® System FRANCHISEES. SUBFRANCHISOR shall participate in Broker Council Meetings or federal, state or provincial, local, and Regional Territory rallies and conventions.

16.4 New Programs and Products

SUBFRANCHISOR shall adopt, and utilize and exercise its best efforts to cause Franchises and Sales Representatives, if appropriate, to attend or participate in all voluntary programs, conventions, rallies, and training functions, and to adopt and utilize new products, services, revenue-producing systems, and sales and operational techniques developed by ESCO for the ESCO® System. The new programs shall be adopted within six (6) months after ESCO has presented them to SUBFRANCHISOR or within such other period as is specifically agreed in writing. The cost of new programs shall not be unreasonable to any party.

16.5 No Favoritism

SUBFRANCHISOR shall refrain from engaging in practices which tend to give substantial preference to, or show substantial commercial favoritism toward, any one or more of SUBFRANCHISOR's FRANCHISEES over other FRANCHISEES of SUBFRANCHISOR unless there is a reasonable standard for qualifying for the special treatment, and all FRANCHISEES meeting the standard are accorded the opportunity to receive special treatment.

16.6 Full Time Devotion to SUBFRANCHISOR Business

Except as otherwise approved in writing by ESCO, the Regional Director shall devote full time, energy, and effort to the management and operation of the SUBFRANCHISOR Business.

17. OBLIGATIONS OF SUBFRANCHISOR TO ESCO

17.1 Conduct of Business Generally

SUBFRANCHISOR shall maintain a high ethical standard and use its best efforts to expand the ESCO® System within the Regional Territory including the number of Franchises, the number of Sales Representatives, and the revenues generated per Franchise.

17.2 Legal Compliance

(a) In General. SUBFRANCHISOR shall comply with all federal, state or provincial, and local laws and regulations including, without limitation, all laws and regulations related to real estate and franchising. SUBFRANCHISOR shall obtain, at its own expense, all permits or other necessary authorization needed to fulfill SUBFRANCHISOR's obligations to recruit prospective FRANCHISEES. SUBFRANCHISOR will maintain a real estate broker's license if required by law or if initially required by ESCO.

(b) Acknowledgement. SUBFRANCHISOR warrants that, to the best of its knowledge and belief, its own business operations and the acts to be performed by it under this Agreement are in compliance with the applicable federal, state or provincial and local laws and are in all respects lawful. In the event ESCO or SUBFRANCHISOR receives actual notice of any change of a federal, state or provincial or local law, it agrees to promptly take such steps as are necessary to ensure complete compliance with changes in the law.

17.3 Initial Training

SUBFRANCHISOR shall attend the Initial Training Program and the FRANCHISEE Training Academy.

17.4 SUBFRANCHISOR Meetings

SUBFRANCHISOR and its Regional Director, unless excused in advance by ESCO for extraordinary reasons, shall attend the SUBFRANCHISOR meetings offered by ESCO as follows:

(a) There will be no more than four (4) required meetings per year.

(b) ESCO will bear the costs of convening and organizing the SUBFRANCHISOR meetings and SUBFRANCHISOR shall bear all costs of transportation, lodging, meals, personal and other expenses incurred by the SUBFRANCHISOR.

(c) SUBFRANCHISOR meetings will be held at times and places reasonably determined by ESCO.

(d) SUBFRANCHISOR or its Regional Director shall attend all required SUBFRANCHISOR meetings.

17.5 System Changes

SUBFRANCHISOR acknowledges that changes in the ESCO® System are necessary to maintain and improve the ESCO® System and to enhance revenues to all interested parties. It is anticipated that the nature of services to be performed by SUBFRANCHISOR under this Agreement will evolve over time, and that programs, policies, standards and specifications will change, and that the changes may be material and may involve expenditure by SUBFRANCHISOR or its FRANCHISEES due to the addition or substitution of new equipment, services or suppliers, or an alteration of specifications or standards. SUBFRANCHISOR agrees to promptly comply with such changes.

17.6 Consultation With and Approval of ESCO

SUBFRANCHISOR shall consult with and obtain the reasonable prior written approval of ESCO to each of the following:

(a) Each specific FRANCHISEE name. Under no circumstances may a FRANCHISEE use any part of the ESCO® Global Realty name or other Proprietary Mark as part of its legal name;

(b) Each form of manual to be issued to a FRANCHISEE, and any proposed amendment of a ESCO manual;

(c) Each item of ESCO® System institutional advertising referring to ESCO® Global Realty generally rather than to specific parties;

(d) ESCO has the right to review and approve or disapprove the Market Based Management Fee each FRANCHISEE charges to its Sales Representatives.

17.7 Advertising Material

(a) In General. ESCO may provide to SUBFRANCHISOR, from time to time, advertising plans and advice, and may establish procedures and plans for advertising with which SUBFRANCHISOR agrees to adhere and promote. The SUBFRANCHISOR shall feature in the operation of the SUBFRANCHISOR Business and in all materials and advertising the distinguishing characteristics of the ESCO® System as directed by ESCO.

(b) Prior Approval. SUBFRANCHISOR shall deliver to ESCO all sales promotion materials and advertising to be used by SUBFRANCHISOR, other than those furnished by ESCO for prior written approval of ESCO. All advertising and promotional products, materials, supplies, career apparel, signs, and other items bearing the Proprietary Marks and used by SUBFRANCHISOR shall conform to ESCO's standards and specifications as set out in the Operating Manuals or other written communications from ESCO. Any modifications or deviations from the standards and specifications must be approved in advance in writing by ESCO.

17.8 Prior Approval of Forms

SUBFRANCHISOR shall obtain the prior written approval of ESCO for any Franchise applications and other forms of agreements or operational documents which SUBFRANCHISOR proposes to use in connection with FRANCHISEES in its Regional Territory.

17.9 Adequate Personnel

SUBFRANCHISOR shall employ adequate and sufficiently trained personnel to meet SUBFRANCHISOR's obligations as set forth in this Agreement and the Operating Manuals.

17.10 Promptly Pay All Fees Due

SUBFRANCHISOR shall pay promptly to ESCO when due, all fees and charges due under this Agreement and any additional fees or charges incurred for any products, supplies, or services to be furnished by ESCO, under agreement with ESCO. Terms for the purchase of products, supplies and services shall be determined for each purchase.

17.11 Conformance to Standards

SUBFRANCHISOR understands and acknowledges that every detail of the SUBFRANCHISOR Business is important to ESCO in order to develop and maintain high and uniform standards of quality, service, facilities and techniques of the ESCO® System, to increase the demand for services of FRANCHISEES and to protect the reputation and goodwill of ESCO, the ESCO® System and the Proprietary Marks. SUBFRANCHISOR accordingly agrees to strictly comply with all its requirements under this Agreement and to conform to standards and programs identified in the Operating Manuals without alterations, except as approved by ESCO.

17.12 Performance Standards

During the term of this Agreement, the following performance standards and, where indicated, the performance standards in the Schedules to this Agreement, shall be met as described below:

(a) Sales Representatives. SUBFRANCHISOR shall be responsible for causing FRANCHISEES within the Regional Territory to obtain and maintain the minimum numbers of Sales Representatives, as set forth in Schedule 2 attached to this Agreement.

(b) Franchised Offices. SUBFRANCHISOR shall be responsible for causing the minimum number of FRANCHISEES within the Regional Territory to open and maintain Franchise Offices (as defined in the Franchise Agreement), as set forth in Schedule 3 attached to this Agreement.

(c) Miscellaneous. To count toward the above performance standards, a FRANCHISEE shall not be more than thirty (30) days overdue in its payment obligations to ESCO or SUBFRANCHISOR or otherwise be in breach or default of its Franchise Agreement. Likewise, to count toward the above performance standards, all Sales Representatives must be registered with an operating FRANCHISEE.

18. REAL ESTATE BROKERAGE ACTIVITIES BY SUBFRANCHISOR

SUBFRANCHISOR acknowledges its commitment to the conduct of the franchised business as contemplated by this Agreement. SUBFRANCHISOR agrees, subject to compliance with state or provincial laws, to limit its direct and indirect ownership of Franchises within the Regional Territory such that SUBFRANCHISOR shall not beneficially own more than fifty percent (50%) of the voting or equity interest in more than ten (10%) percent of its Franchises, without the prior written approval of ESCO.

19. SECURITY INTEREST AND SETOFF RIGHTS

SUBFRANCHISOR hereby grants to ESCO a security interest in this Agreement and its equipment, furnishings, fixtures, contracts and accounts receivable, whether now owned or hereinafter acquired, as security for the payment of all sums due ESCO from SUBFRANCHISOR. SUBFRANCHISOR agrees to execute such documents as necessary to perfect this security interest. The grant of this security interest shall in no way affect the rights and obligations of either party with respect to termination of this Agreement. ESCO shall have a right to set off all sums due from SUBFRANCHISOR against amounts due to SUBFRANCHISOR by ESCO.

20. RECORDS

20.1 Maintenance of Records

SUBFRANCHISOR agrees to keep full and complete books and records in accordance with reasonable requirements contained in the Operating Manuals or in other written communications from ESCO. These shall be maintained and preserved during the term of this Agreement and for a period of three (3) years following its expiration or termination.

20.2 Financial Statements

SUBFRANCHISOR shall submit its certified financial statements to ESCO on an annual basis within ninety (90) days of the end of its fiscal year. SUBFRANCHISOR shall also promptly submit such other information regarding the financial condition, operations, business or prospects of SUBFRANCHISOR or such other information as ESCO may reasonably request from time to time.

20.3 Computer-Based Records

SUBFRANCHISOR shall utilize the computer software and shall submit to ESCO the forms, reports and records as specified and at the times indicated in this Agreement, in the Operating Manuals and in other written communications from ESCO. ESCO is developing a computer based information system for purposes of maintaining a uniform electronic database of FRANCHISEE profiles and other ESCO and SUBFRANCHISOR and FRANCHISEE books and records. SUBFRANCHISOR agrees to co-operate in the development of this system, to acquire and maintain related computer software and computer equipment adequate to operate this system, to maintain records through this system, and to file and receive reports electronically to and from ESCO as may be provided by the system.

20.4 Audit

ESCO may inspect or audit SUBFRANCHISOR's tax returns, books, and records at any reasonable time. If the inspection or audit reveals that SUBFRANCHISOR has underpaid any amounts due to ESCO, then SUBFRANCHISOR immediately shall pay to ESCO the amount owing. The expense of an inspection and/or audit of SUBFRANCHISOR shall be paid solely by ESCO, except that if the inspection and/or audit reveals that any sums due to ESCO from SUBFRANCHISOR were understated by more than five percent (5%) in any twelve (12) month period, then SUBFRANCHISOR shall pay to ESCO all costs incurred by ESCO for the inspection and/or audit, in addition to interest and late fees as provided in this Agreement.

20.5 Right of Entry

ESCO shall have the right at any reasonable time to enter SUBFRANCHISOR's principal business location and to inspect, review, and verify SUBFRANCHISOR's business records and banking records.

21. TERMINATION

21.1 Termination by SUBFRANCHISOR

SUBFRANCHISOR has the right to terminate this Agreement for "good cause" by complying with the notice requirements set forth in this Agreement. "Good Cause" for termination means a breach of any material provision of this Agreement by ESCO. In the event of breach by ESCO of any of its material obligations under this Agreement, SUBFRANCHISOR must give ESCO written notice of the breach and ESCO shall have sixty (60) days in which to cure the breach to the reasonable satisfaction of SUBFRANCHISOR. If ESCO does not cure the breach within the time period, SUBFRANCHISOR shall have the right to terminate this Agreement upon giving written notice of termination to ESCO. Upon such termination of this Agreement, SUBFRANCHISOR shall have no right with respect to ownership or the use of the Proprietary Marks or any other aspect of the ESCO® System.

21.2 Termination by ESCO

(a) Events of Default. Set forth below are events of default ("Event of Default") that upon their occurrence give ESCO the right to terminate this Agreement after notice to SUBFRANCHISOR as described below:

(i) SUBFRANCHISOR fails to pay, when due, any of its financial obligations to ESCO.

(ii) SUBFRANCHISOR breaches any term of this Agreement, or any rule, or any procedure, or any amendment or any supplement established by ESCO, including but not limited to, the performance requirements set forth in Schedules 2 and 3 attached to this Agreement.

(iii) SUBFRANCHISOR sells, leases, assigns, transfers, conveys, gives away, pledges, mortgages or encumbers any direct or indirect interest in this Agreement, or in any way removes the license granted by this Agreement from the actual or legal supervision or control of SUBFRANCHISOR, or attempts to do any of the foregoing without the prior written consent of ESCO; or any equity or voting interest in SUBFRANCHISOR is assigned or transferred without the prior written consent of ESCO.

(iv) SUBFRANCHISOR fails to open its principal business office and commence business operations within one hundred and eighty (180) days following the date of this Agreement.

(v) SUBFRANCHISOR fails to comply with the provisions of this Agreement, whether corrected after notice or not.

(vi) SUBFRANCHISOR breaches or fails to comply with any requirement, obligation, term, or condition of any ESCO Franchise Agreement.

(vii) SUBFRANCHISOR breaches or fails to comply with any other agreement between SUBFRANCHISOR and ESCO.

(viii) SUBFRANCHISOR fails to be legally qualified to do business or offer to sell Franchises throughout the Regional Territory.

(b) Effect of Default

(i) Upon the occurrence of any Event of Default described above (except Section 21.2(a)(i)), ESCO may terminate and cancel this Agreement upon not less than ninety (90) days written notice

to SUBFRANCHISOR. The notice shall demand immediate cure of the Event of Default and shall advise SUBFRANCHISOR that if the Event of Default specified in the notice is not cured within sixty (60) days after the date of the notice, all rights of SUBFRANCHISOR under this Agreement shall be cancelled and terminated without further notice. Upon the occurrence of an Event of Default described in Section 21.2(a)(i), ESCO may terminate and cancel this Agreement upon not less than ninety (90) days written notice to SUBFRANCHISOR. The notice shall demand immediate cure of the Event of Default and advise SUBFRANCHISOR that if the Event of Default specified in the notice is not cured within ten (10) days after the date of the notice, all rights of SUBFRANCHISOR under this Agreement shall be cancelled and terminated without further notice.

(ii) Notwithstanding the above, termination shall be effective immediately upon notice of the occurrence of anyone or more of the following events: (1) making by SUBFRANCHISOR or any guarantor of this Agreement ("Guarantor") of any general assignment for the benefit of creditors, (2) filing by or against SUBFRANCHISOR or any Guarantor of this Agreement of a petition to have SUBFRANCHISOR or such Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy or insolvency unless, in the case of a petition filed against SUBFRANCHISOR or such Guarantor, the petition is dismissed within sixty (60) days, (3) appointment of a trustee or receiver to take possession of substantially all of SUBFRANCHISOR'S assets or Guarantor's assets, where possession is not restored within thirty (30) days, (4) attachment, execution or judicial seizure of substantially all of SUBFRANCHISOR's assets or a Guarantor's assets, (5) SUBFRANCHISOR'S or Guarantor's insolvency or admission of an inability to pay its debts as they mature, (6) the dissolution of SUBFRANCHISOR or the death of any Guarantor.

21.3 Damages and Remedies.

(a) If this Agreement is terminated by ESCO, or if SUBFRANCHISOR breaches this Agreement by a wrongful termination of this Agreement, then ESCO will be entitled to seek recovery from SUBFRANCHISOR for all of the damages that ESCO has sustained or will sustain in the future as a result of SUBFRANCHISOR'S breach of this Agreement.

(b) Notwithstanding the above, if SUBFRANCHISOR falls to correct an Event of Default within the applicable time period after receipt of written notice from ESCO, ESCO will also have the right, upon written notice to SUBFRANCHISOR, to: (1) terminate the territorial exclusivity of the Regional Territory; (2) reduce the size of the Regional Territory; or (3) accelerate the Franchise performance schedule set forth in Schedules 2 and 3 attached to this Agreement.

(c) Nothing in this Agreement will preclude ESCO from seeking other remedies under state or provincial or federal laws or under this Agreement against SUBFRANCHISOR including, but not limited to, attorneys' fees, punitive damages and injunctive relief.

(d) Termination of this Agreement by ESCO shall not terminate any monetary obligations owed by SUBFRANCHISOR to ESCO. Termination of this Agreement by ESCO shall not be an exclusive remedy and shall not in any way affect the rights of ESCO to receive, or collect fees or other amounts payable by SUBFRANCHISOR under this Agreement, to enforce the provisions of this Agreement against SUBFRANCHISOR, or to sue for damages, seek and obtain ex-parte injunctive relief, or to pursue any other equitable remedy for breach of this Agreement by SUBFRANCHISOR. ESCO shall not be obligated, following any termination or cancellation, to refund any amount previously paid by SUBFRANCHISOR under the terms of this Agreement. All provisions in this Agreement concerning obligations of SUBFRANCHISOR to ESCO following termination of this Agreement shall be deemed to survive the termination of this Agreement.

22. POST TERMINATION RIGHTS AND OBLIGATIONS

22.1 SUBFRANCHISOR'S Obligation.

Upon the termination or expiration of this Agreement by either party for any reason, SUBFRANCHISOR shall immediately do the following:

(a) Pay all sums owed to ESCO including reasonable attorneys' fees incurred by ESCO by reason of default on the part of SUBFRANCHISOR;

(b) Cease to operate the SUBFRANCHISOR Business;

(c) Cease the use, by advertising or in any manner whatsoever, the name ESCO® Global Realty, any Proprietary Marks licensed under this Agreement or any marks confusingly similar to the Proprietary Marks, any domain name, e-mail address or other electronic identifier used by, or associated with the SUBFRANCHISOR Business or any forms, manuals, slogans, signs, marks, symbols, or devices used in connection with the operation of the SUBFRANCHISOR Business;

(d) Turn over to ESCO, in reasonably good condition, ordinary wear and tear excepted, all copies of the Operating Manuals, written materials relating to the ESCO® System, records, all files and correspondence relating to FRANCHISEES in the Regional Territory, correspondence with ESCO, and all other materials in SUBFRANCHISOR's possession relating to the operation of the SUBFRANCHISOR Business. SUBFRANCHISOR may retain SUBFRANCHISOR's original of this Agreement, any correspondence pertaining to the Agreement between ESCO and SUBFRANCHISOR, SUBFRANCHISOR's minute books and financial records and any other documents which SUBFRANCHISOR reasonably needs for compliance with any provisions of law, but shall deliver copies of such documents to ESCO, if ESCO so requests, at ESCO's expense. SUBFRANCHISOR shall cause its staff, officers, and directors to comply with such requirements consistent with their obligations to SUBFRANCHISOR, and consistent with former SUBFRANCHISOR's obligations under this Agreement;

(e) At ESCO's option, cooperate with ESCO to make the necessary arrangements with the telephone company to immediately transfer and assign to ESCO or ESCO's designee the telephone service of SUBFRANCHISOR, including the telephone listing and numbers that shall become the absolute property of ESCO;

(f) If "ESCO® Global Realty" or any derivative and/or variation of it or other Proprietary Marks is part of SUBFRANCHISOR's name or trade name, SUBFRANCHISOR must cause its Articles of Incorporation or Organization and/or certificates of authority in each jurisdiction in its Regional Territory, to be amended, changing its name or trade name to delete the words "ESCO® Global Realty or any derivative and/or variation of it or other Proprietary Marks. SUBFRANCHISOR shall furnish ESCO copies of all documents filed to institute such changes at or about the time such documents are filed;

(g) Should SUBFRANCHISOR receive any monies, directly or indirectly related to this Agreement, after expiration or termination of this Agreement, then SUBFRANCHISOR acknowledges that all such monies are received by it in trust for ESCO and agrees to promptly turn all such monies over to ESCO upon receipt. With respect to any such monies received by SUBFRANCHISOR after expiration or termination of this Agreement but which relate to periods prior to termination, SUBFRANCHISOR shall still remit all such monies promptly to ESCO. ESCO shall then pay to SUBFRANCHISOR those portions of the amount collected or received by ESCO which were earned by SUBFRANCHISOR up to the time of expiration or termination within a reasonable time after collection or receipt of same by ESCO after first deducting any amount then owing by SUBFRANCHISOR to ESCO;

(h) SUBFRANCHISOR shall immediately assign to ESCO, or its designee, all of its right, title, and interest in and to Franchise Agreements and Approved Supplier Agreements that have been entered into by SUBFRANCHISOR within the Regional Territory. If SUBFRANCHISOR shall fail to execute

individual assignments of the Franchise Agreements and Approved Supplier Agreements to ESCO promptly upon expiration or termination of this Agreement, the provisions of this section shall in such instance be deemed to constitute an absolute assignment by SUBFRANCHISOR of all of its right, title, and interest in each such Franchise Agreement and Approved Supplier Agreement to ESCO or its designee; and

(i) Immediately assign and transfer to ESCO all of its right, title and interest in and to all domain names, e-mail addresses, or other electronic identifier which may be used by, or associated with the SUBFRANCHISOR Business.

22.2 Power of Attorney

Upon the expiration or termination of this Agreement for any reason, ESCO may, if SUBFRANCHISOR does not do so, execute in SUBFRANCHISOR's name and on its behalf, all documents necessary, in ESCO's judgment, to end and cause the discontinuance of SUBFRANCHISOR's use of its trade name, copyrights and other Proprietary Marks. If SUBFRANCHISOR fails to act as required by this Section, or anywhere else in this Agreement, ESCO is authorized, in SUBFRANCHISOR's name or otherwise, to take any such action, including, without limitation, signing SUBFRANCHISOR's name or paying any amount so required.

22.3 ESCO's Right to Operate

Upon expiration or termination of this Agreement for whatever reason, ESCO shall have the right to immediately establish, operate or grant a ESCO Subfranchise anywhere within the Regional Territory.

23. ASSIGNMENT OF THIS AGREEMENT

23.1 Assignment by ESCO

This Agreement may be unilaterally assigned and transferred by ESCO, without the approval or consent of SUBFRANCHISOR, and it will inure to the benefit of ESCO's successors and assigns. ESCO will provide SUBFRANCHISOR with written notice of any such assignment or transfer, and the assignee will be required to fully perform ESCO's obligations under this Agreement.

23.2 Assignment by SUBFRANCHISOR to Owned or Controlled Corporation

If SUBFRANCHISOR is an individual or partnership, this Agreement may be transferred or assigned by SUBFRANCHISOR to a corporation or limited liability company which is owned or controlled (ownership of at least fifty-one percent (51%) of the issued and outstanding capital stock or equity interests) by SUBFRANCHISOR, provided that SUBFRANCHISOR and all of the shareholders of the assignee corporation or members of the limited liability company (including SUBFRANCHISOR) sign the personal guaranty in the form attached to this Agreement as Schedule 6, and further provided that SUBFRANCHISOR furnishes prior written proof to ESCO substantiating that the entity will be financially able to perform all of the terms and conditions of this Agreement. SUBFRANCHISOR shall give ESCO not less than fifteen (15) days written notice prior to the proposed date of assignment or transfer of this Agreement to an owned or controlled corporation or limited liability company of SUBFRANCHISOR; however, the transfer or assignment of this Agreement will not be valid or effective until ESCO has received the legal documents which its legal counsel deems necessary to properly and legally document the transfer or assignment of this Agreement to the corporation.

23.3 Assignment Due to Death or Permanent Disability SUBFRANCHISOR

If SUBFRANCHISOR is an individual, then in the event of the death or permanent disability of SUBFRANCHISOR, this Agreement may be assigned, transferred or bequeathed by SUBFRANCHISOR to any designated person or beneficiary approved by ESCO. However, the assignment of this Agreement to the transferee, assignee or beneficiary of SUBFRANCHISOR will be subject to the applicable provisions of this Section, and will not be valid or effective until ESCO has

approved the transfer, assignment or bequest and has received the properly executed legal documents necessary to properly and legally document the transfer, assignment or bequest of this Agreement, and until the transferee, assignee or beneficiary agrees to be unconditionally bound by the terms and conditions of this Agreement and to personally guaranty the performance of SUBFRANCHISOR's obligations under this Agreement.

23.4 SUBFRANCHISOR's Transfer to Third Party

SUBFRANCHISOR will have the right to transfer, sell or assign this Agreement or an interest in SUBFRANCHISOR to a third party only with the prior written approval of ESCO, and subject to ESCO's right of first refusal. ESCO will not unreasonably withhold its consent to the transfer, sale or assignment, provided SUBFRANCHISOR and/or the transferee comply with the following conditions:

(a) All of SUBFRANCHISOR's monetary obligations due to ESCO have been paid in full, and SUBFRANCHISOR is not otherwise in default under this Agreement; and

(b) SUBFRANCHISOR has executed a written agreement in a form satisfactory to ESCO, in which SUBFRANCHISOR agrees to remain primarily liable under this Agreement and to observe all applicable post-transfer obligations and covenants contained in this Agreement; and

(c) The transferee and, as applicable, its partners, shareholders, investors, and guarantors of this Agreement agree to personally guaranty all of SUBFRANCHISOR's obligations under this Agreement, and enter into a written guaranty in a form satisfactory to ESCO; and

(d) The transferee has demonstrated to ESCO's satisfaction that he, she or it meets ESCO's managerial, financial and business standards for new SUBFRANCHISORS, possesses a good business reputation and credit rating, and possesses the aptitude and ability to operate the SUBFRANCHISOR Business in an economic and businesslike manner (as may be evidenced by prior related business experience or otherwise); and

(e) SUBFRANCHISOR has paid the transfer fee required under Section 23.6.

23.5 Acknowledgment of Restrictions

SUBFRANCHISOR acknowledges and agrees that the restrictions imposed by ESCO on the transfer of this Agreement are reasonable and necessary to protect the goodwill associated with the ESCO® System and the Proprietary Marks, as well as ESCO's reputation and image, and are for the protection of ESCO, SUBFRANCHISOR, and all other FRANCHISEES. Any assignment or transfer of this Agreement permitted by this Section will not be effective until ESCO receives fully executed copies of all documents relating to the assignment or transfer, and ESCO has consented in writing to the assignment or transfer.

23.6 Transfer Fee

If, pursuant to this Section, this Agreement is assigned, transferred or bequeathed by SUBFRANCHISOR to another person or entity, or if the shareholders or members of SUBFRANCHISOR assign, transfer or bequeath over fifty percent (50%) of their investment to another person or entity, then SUBFRANCHISOR will pay ESCO a transfer fee of Ten Thousand Dollars ($10,000.00) for the costs incurred by ESCO for attorneys' fees, accountants' fees, training, out-of pocket expenses, long distance telephone calls, administrative costs, and the time of its officers and employees. The transfer fee must be paid by SUBFRANCHISOR to ESCO prior to the date of transfer.

24. INSURANCE

SUBFRANCHISOR shall procure, before the Effective Date, and maintain in full force and effect during the term of this Agreement, at SUBFRANCHISOR's sole expense, an insurance policy or policies protecting SUBFRANCHISOR and ESCO, as an additional insured, and their officers, directors, partners and employees,

against any loss, liability, or expense whatsoever from fire, personal injury, theft, death, property damage, public liability, or otherwise, arising or occurring upon or in connection with the operation of SUBFRANCHISOR Business or any Ancillary Business whether such activity occurs within or without SUBFRANCHISOR's office. Evidence of insurance shall be provided to ESCO prior to the Effective Date and from time to time thereafter as reasonably requested by ESCO. The policy or policies shall include combined single limit coverage of at least two million ($2,000,000.00) dollars per person per incident and such statutory insurance as may be required in the jurisdiction in which the office of SUBFRANCHISOR is located. The policies of insurance may not be subject to cancellation, non-renewal or change except on not less than ten (10) days written notice to ESCO. SUBFRANCHISOR shall cause certificates of insurance showing compliance with the above requirements to be deposited with ESCO. If SUBFRANCHISOR fails to obtain and to maintain the policies, ESCO may obtain the coverage and, upon notice to SUBFRANCHISOR, charge SUBFRANCHISOR for the costs of the coverage. ESCO may periodically review and require SUBFRANCHISOR to increase the amounts and types of coverage required as reasonably necessary to keep pace with inflation and/or with increased risks of liability incurred in connection with the operation of SUBFRANCHISOR Business.

25. SUBFRANCHISOR'S COVENANTS TO NOT COMPETE; CONFIDENTIALITY

25.1 In-Term Covenant To Not Compete

SUBFRANCHISOR and SUBFRANCHISOR's shareholders, partners or members, will not, during the term of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director or shareholder of any other person, firm, entity, partnership or corporation, own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in or assist any person or entity engaged in any real estate business, or other related business that is in any way competitive with or similar to the business conducted by ESCO or FRANCHISEES, nor offer products or services that are offered by ESCO, whether or not implemented in the United States, except with the prior written consent of ESCO.

25.2 Post-Term Covenant To Not Compete

SUBFRANCHISOR, SUBFRANCHISOR's shareholders, partners or members will not, for a period of one (1) year after the termination or expiration of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director or shareholder of any other person, firm, entity, partnership or corporation own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in or assist any person or entity engaged in any real estate business, or other related business that is in any way competitive with or similar to the business conducted by ESCO or the FRANCHISEES located within the Regional Territory. The parties expressly agree that the time and geographical limitations contained in this section are reasonable and necessary to protect ESCO and FRANCHISEES if this Agreement expires or is terminated for any reason.

25.3 Confidentiality

Except as required to perform its obligations to ESCO, or except with ESCO's prior written approval, SUBFRANCHISOR shall not distribute, redistribute, market, publish, disclose or divulge to any other person or entity, or use or modify for use, directly or indirectly in any way for any person or entity: (i) any Trade Secrets at any time (during or after the termination of this Agreement for any reason) during which such information or data shall continue to constitute a "trade secret" under applicable law; and (ii) any Confidential Information during the term of this Agreement and for a period of twenty four (24) months thereafter regardless of the reason or method of termination.

SUBFRANCHISOR acknowledges that the Trade Secrets and Confidential Information constitutes a unique and valuable asset of ESCO which was communicated to SUBFRANCHISOR in confidence in the course of SUBFRANCHISOR's performance of its obligations under this Agreement, and that any disclosure or unauthorized use of such information other than for the benefit of the ESCO would be wrongful and would cause irreparable harm to ESCO.

25.4 Severability

It is the desire and intent of the parties to this Agreement, including SUBFRANCHISOR's shareholders, partners or members, that the provisions of this section be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought.

Accordingly, if any part of this section is adjudicated to be invalid or unenforceable, then this section will be deemed amended to modify or delete that portion thus adjudicated to be invalid or unenforceable, the modification or deletion to apply only with respect to the operation of this section and the particular jurisdiction in which such adjudication is made. Further, to the extent any provision of this section is deemed unenforceable by virtue of its scope or limitation, the parties to this Agreement, including SUBFRANCHISOR and SUBFRANCHISOR's shareholders, partners or members, agree that the scope and limitation provisions will, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in the jurisdiction where enforcement is sought.

26. ARBITRATION; VENUE

Except as provided in Section 34 of this Agreement, claims, disputes or other matters in question arising out of or relating to this Agreement or the breach of this Agreement shall be subject to and decided by mediation or arbitration in Milwaukee, Wisconsin. The mediation or arbitration shall be conducted in accordance with the Rules of the American Arbitration Association currently in effect. The arbitrators shall permit discovery to the same extent as authorized by Rules 26-37 of the Federal Rules of Civil Procedure.

Any award rendered by the arbitrator or arbitrators may be entered in any court having competent jurisdiction and shall be binding, final and non-appealable.

In addition to and prior to arbitration, ESCO and SUBFRANCHISOR shall endeavor to settle disputes by mediation. Demand for mediation shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. A demand for mediation shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for mediation be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.

Demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

27. LIMITATION OF ACTIONS

Any claim, demand, or cause of action based on any provision of this Agreement shall be barred unless raised within two (2) years of the occurrence, with the exception of those provisions pertaining to the payment of fees, the requirement to maintain insurance, and the indemnification and hold harmless provisions of this Agreement.

28. INDEPENDENT CONTRACTOR AND INDEMNIFICATION

ESCO and SUBFRANCHISOR intend by this Agreement to establish the relationship of ESCO and SUBFRANCHISOR. This Agreement does not constitute either party an agent, legal representative, joint venturer, partner, employee, or servant of the other party for any purpose whatsoever. SUBFRANCHISOR shall be an independent contractor and is no way authorized and shall not make any contract, agreement, warranty, or representation on behalf of ESCO or create any obligation, express or implied, on behalf of ESCO.

Under no circumstances shall either party be liable for any act, omission, contract, debt, or other obligation of the other party. SUBFRANCHISOR shall indemnify and save ESCO, its officers, directors, employees, and officials harmless against any such claim and the cost of defending each such claim arising, directly or indirectly, from, as a

result of, or in connection with SUBFRANCHISOR's operation of the SUBFRANCHISOR's Business during and after the term of this Agreement, or out of its conduct of any Ancillary Business. This indemnification shall include claims from FRANCHISEES relating to all services that SUBFRANCHISOR has agreed to or subsequently agrees or undertakes to perform on ESCO's behalf. ESCO shall indemnify and save SUBFRANCHISOR harmless against any claim arising, directly or Indirectly, from or as a result of ESCO's acts, omissions, contracts, debts, or obligations, and against the cost of defending against any such claim. SUBFRANCHISOR shall pay all fees and expenses incurred by ESCO, including reasonable attorneys' fees, should ESCO commence any action or proceeding for the purpose of enforcing, or preventing the breach of, any provision of this Agreement, whether by arbitration, judicial or quasi-judicial action or otherwise.

29. NOTICE

All notices required or permitted to be given by this Agreement shall be written and shall be delivered personally or by certified or registered mail, return receipt requested, or by such other method of delivery for which proof of delivery is furnished. Notice to SUBFRANCHISOR shall be delivered to the principal place of business of SUBFRANCHISOR as identified in the SUBFRANCHISOR Information section of this Agreement. Notice(s) to ESCO and changes of address of SUBFRANCHISOR shall be delivered to the following address, or to such other place as ESCO may from time to time designate by written notice to SUBFRANCHISOR:

Attorney Michael Shannon
Devlin Jensen
Barristers & Solicitors
Box 12077
2550 - 555 West Hastings Street
Vancouver, BC V6B 4N5

With a copy to: Matthew J. Stippich, Esq.
Stippich & Selin, LLC
PO Box 26915
Milwaukee, WI 53226

Notice shall be deemed given at the earlier of the time of receipt of such notice by the party on whom it is being served, upon refusal to accept delivery of such notice by such party, or upon return of undelivered notice to the sender.

30. ENTIRE AGREEMENT

This Agreement which includes the documents referred to in it and the Schedules and Exhibits attached to it, constitutes the entire, full and complete Agreement between ESCO and SUBFRANCHISOR concerning the subject matter contained in it. This Agreement supersedes all prior agreements, including but not limited any prior franchise agreements and any "Letters of Understanding". There are no representations, inducements, promises, or agreements oral or otherwise, between the parties embodied in this Agreement which are of any force or effect with reference to this Agreement or otherwise. Subsequent to the execution of this Agreement, ESCO and SUBFRANCHISOR may not modify or supplement this Agreement except by a written document executed by both parties.

31. INJUNCTIVE RELIEF

SUBFRANCHISOR and SUBFRANCHISOR's shareholders, partners or members, agree that the provisions of this Agreement are necessary to protect the legitimate business interests of ESCO and FRANCHISEES including, without limitation, prevention of damage to or loss of goodwill associated with the Proprietary Marks, prevention of the unauthorized dissemination of marketing, promotional and other confidential information to competitors of ESCO and FRANCHISEES, protection of ESCO's trade secrets, and the integrity of the ESCO® System, and the prevention of duplication of the ESCO® System.

SUBFRANCHISOR agrees that damages alone cannot adequately compensate ESCO if there is a violation of this section by SUBFRANCHISOR or SUBFRANCHISOR's shareholders, partners or members, and that injunctive relief against SUBFRANCHISOR, SUBFRANCHISOR's shareholders, partners or members, is essential for the

protection of ESCO and FRANCHISEES. ESCO will be entitled to seek the entry of temporary and permanent injunctions and orders of specific performance enforcing the provisions of this Agreement relating to: i) the Proprietary Marks and the ESCO® System; ii) the obligations of SUBFRANCHISOR upon termination or expiration of this Agreement; iii) assignment of this Agreement or ownership interests of SUBFRANCHISOR; iv) the covenants not to compete; v) confidentiality; or vi) any act or omission by SUBFRANCHISOR, SUBFRANCHISOR'S employees or SUBFRANCHISOR'S agents that, 1) constitutes a violation of any applicable law, ordinance or regulation, 2) is dishonest or misleading, or 3) may impair the goodwill associated with the Proprietary Marks and the ESCO® System. ESCO will not be required to post a bond or other security in any action where ESCO is seeking to enjoin SUBFRANCHISOR and/or SUBFRANCHISOR's shareholders, partners or members, from violating this Agreement. SUBFRANCHISOR will indemnify ESCO for all costs that it incurs in any such proceedings including, without limitation, reasonable attorneys' fees, expert witness fees, costs of investigation, court costs, accounting fees, travel and living expenses, and all other related costs incurred by ESCO. ESCO will be entitled to obtain injunctive relief against SUBFRANCHISOR without the posting of any bond or security.

32. ACKNOWLEDGMENTS

32.1 Business Risk; No Financial Projections

SUBFRANCHISOR acknowledges that it has conducted an independent investigation of the ESCO® System and recognizes that the business venture contemplated by this Agreement involves business and economic risks and that the success of the SUBFRANCHISOR Business will be primarily dependent upon the personal efforts of SUBFRANCHISOR, its management and its employees. ESCO expressly disclaims the making of and SUBFRANCHISOR acknowledges that it has not received, any estimates, projections, warranties or guarantees, express or implied, regarding potential gross revenues, income, profits, expense or the financial or business success of the SUBFRANCHISOR Business or any other matters pertaining to the SUBFRANCHISOR Business from ESCO or any of ESCO's officers, employees or agents that were not contained in the Uniform Franchise Offering Circular received by SUBFRANCHISOR (hereinafter referred to in this provision as "Representations"). SUBFRANCHISOR further acknowledges that if it had received any such Representations, it would not have executed this Agreement, and SUBFRANCHISOR would have: i) promptly notified the president of ESCO in writing of the person or persons making such Representations; and ii) provided to ESCO a specific written statement detailing the Representations made.

32.2 No Income or Refund Warranties

SUBFRANCHISOR acknowledges that ESCO does not warrant or guaranty that: i) SUBFRANCHISOR will derive income from the SUBFRANCHISOR Business; or ii) ESCO will refund all or any part of the price paid for SUBFRANCHISOR's real estate office, or repurchase any of the products, merchandise, furniture, fixtures, equipment, supplies or chattels supplied by ESCO or an Approved Supplier if SUBFRANCHISOR is unsatisfied with the SUBFRANCHISOR Business.

32.3 Legal Representation

SUBFRANCHISOR acknowledges that this Agreement constitutes a legal document that grants certain rights to and imposes certain obligations upon SUBFRANCHISOR. SUBFRANCHISOR should consult an attorney or other advisor prior to the execution of this Agreement to review ESCO's Uniform Franchise Offering Circular, to review this Agreement in detail, to review all other legal documents, to review the economics, operations and other business aspects of the real estate office, to determine compliance with franchising and other applicable laws, to advise SUBFRANCHISOR about all federal, state or provincial and local laws, rules, ordinances, special regulations and statutes that may apply to SUBFRANCHISOR's real estate office and to advise SUBFRANCHISOR about its economic risks, liabilities, obligations and rights under this Agreement.

32.4 Other SUBFRANCHISORS

SUBFRANCHISOR acknowledges that other SUBFRANCHISORS have or will be granted Subfranchise Agreements by ESCO at different times and in different situations, and further acknowledges that the terms and conditions of such Subfranchise Agreements may vary substantially in form and substance from those contained in this Agreement.

32.5 Receipt of Franchise Agreement and Uniform Franchise Offering Circular

SUBFRANCHISOR acknowledges that it received a copy of this Agreement with all material blanks fully completed at least five (5) business days prior to the date that this Agreement was executed by SUBFRANCHISOR. SUBFRANCHISOR further acknowledges that it received a copy of ESCO's Uniform Offering Circular at least ten (10) business days prior to the date on which this Agreement was executed by the SUBFRANCHISOR.

33. DISCLAIMER

ESCO expressly disclaims the making of any express or implied representations or warranties regarding the sales, earnings, income, profits, gross revenues, business or financial success, or value of SUBFRANCHISOR Business that were not contained In the Uniform Franchise Offering Circular received by SUBFRANCHISOR.

34. GOVERNING LAW; STATE OR PROVINCIAL MODIFICATIONS

34.1 Governing Law

Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. Sec. 1051 et seq.), this Agreement and the relationship between ESCO and SUBFRANCHISOR will be governed by the laws of the state or province in which the Regional Territory is located. If the Regional Territory contains more than one (1) state or province, then this Agreement and the relationship between ESCO and SUBFRANCHISOR will be governed by the laws of the state or province in which SUBFRANCHISOR's principal place of business is located, as indicated In Section 1.9 of this Agreement. The provisions of this Agreement which conflict with or are inconsistent with applicable governing law will be superseded and/or modified by such applicable law only to the extent such provisions are inconsistent. All other provisions of this Agreement will be enforceable as originally made and entered into upon the execution of this Agreement by SUBFRANCHISOR and ESCO.

34.2 State or Provincial Modifications

If the Regional Territory is located in any one of the states indicated below, or if the laws of any such state or province are otherwise applicable, then the designated provisions of this Agreement will be amended and revised as follows:

(a) <u>CALIFORNIA</u>. If this Agreement is governed by the laws of the State of California, then 1) the covenant not to compete upon termination or expiration of this Agreement contained in Section 25 may be unenforceable, except in certain circumstances provided by law; and 2) the consent by SUBFRANCHISOR to venue in Wisconsin contained in Section 26 is not enforceable; provided, however, that such inapplicability in the State of California will not be construed to mean that venue in Wisconsin is improper.

(b) <u>ILLINOIS</u>. If this Agreement is governed by the laws of the State of Illinois, then: 1) the consent by SUBFRANCHISOR to venue in Wisconsin contained in Section 26 may be inapplicable; provided, however, that such inapplicability in the State of Illinois will not be construed to mean that venue in Wisconsin is improper, and 2) the acknowledgments made by SUBFRANCHISOR in Section 32 are not allowed under the Illinois Franchise Disclosure Act.

(c) <u>INDIANA</u>. If this Agreement is governed by the laws of the Sate of Indiana, then 1) with respect to a renewal by SUBFRANCHISOR pursuant to Section 6 of the Agreement or a transfer by

SUBFRANCHISOR pursuant to Section 21, the general release required as a condition of such renewal or transfer shall not prospectively require SUBFRANCHISOR to relieve ESCO or any person or entity from liability to be imposed by Indiana Code, Title 2, Chapter 2.7; 2) the geographical limitation contained in Section 25.2 will be limited to within the Regional Territory; 3) Section 31 which states ESCO is entitled to injunctive relief may be inapplicable; rather, ESCO is entitled to seek injunctive relief; 4) the consent by SUBFRANCHISOR to venue in Wisconsin contained in Section 26 may be inapplicable; provided, however, that such inapplicability in the State of Indiana will not be construed to mean that venue in Wisconsin is improper; 5) with respect to the indemnification by the SUBFRANCHISOR pursuant to Section 29 of the Agreement, such indemnification shall exclude any indemnification for liability caused by the SUBFRANCHISOR's proper reliance on or use of procedures or materials provided by ESCO or caused by ESCO's negligence; 6) any limitation of action pursuant to Section 27 of the Agreement is subject to the superseding provisions of Ind. Code §23-2-2.5-30 and Ind. Code §23-2-2.7-7, which provide for three years from the date of discovery and two years from the date of the violation, respectively, in which to bring an action; and 7) notwithstanding any provisions of this Agreement to the contrary, a court of competent jurisdiction will determine (a) whether damages alone can adequately compensate ESCO if there is a violation of Section 34 by SUBFRANCHISOR, SUBFRANCHISOR's shareholders or the partners or members, as the case may be, and (b) whether ESCO will be required to post a bond or other security, and the amount of such bond or other security, in any injunctive proceeding commenced by ESCO against SUBFRANCHISOR, SUBFRANCHISOR's shareholders or the partners or members, as the case may be.

(d) MARYLAND. If this Agreement Is governed by the laws of the State of Maryland, then 1) the general release required as a condition of a renewal pursuant to Section 6.2 or transfer pursuant to Section 17 shall not apply to any liability under the Maryland Franchise Registration and Disclosure Law; 2) any claim by SUBFRANCHISOR arising under the Maryland Franchise Registration and Disclosure Law may be commenced in the State of Maryland, and ESCO consents to such jurisdiction for the limited purpose of complying with Section 14-216(c)(25) of the Maryland Franchise Registration and Disclosure Law; provided, however, that ESCO's consent to be sued pursuant to this section is expressly limited to any action commenced by SUBFRANCHISOR arising under the Maryland Franchise Registration and Disclosure Law; and 3) the acknowledgments made by SUBFRANCHISOR contained in Section 32.1 of this Agreement will not be construed to act as a waiver of SUBFRANCHISOR's rights under the Maryland Franchise Registration and Disclosure Law, Md. Ann. Code, Article 56, Sec. 345 et seq.

(e) MINNESOTA. If this Agreement is governed by the laws of the State of Minnesota, then: 1) Section 21 will be amended to comply with Minn. Stat. Sec. 80C.14, Subs. 3, 4 and 5 to require, except in certain specified cases that in the event ESCO provides the SUBFRANCHISOR with written notice that SUBFRANCHISOR has breached this Agreement, such written notice will be provided to SUBFRANCHISOR at least ninety (90) days prior to the date this Agreement is terminated (180 days notice for non-renewal) by ESCO, and SUBFRANCHISOR will have sixty (60) days after receipt of the written notice within which to correct the breach specified in the written notice; 2) with respect to a renewal by SUBFRANCHISOR pursuant to Section 6 of the Subfranchise Agreement or a transfer by SUBFRANCHISOR pursuant to Section 23.4, the general release required as a condition of the renewal or transfer shall not apply to any liability under the Minnesota Franchise Law, Minn. Rule 2860.4400d; 3) the acknowledgment made by SUBFRANCHISOR contained in Section 32 of the SUBFRANCHISOR Agreement will not be construed to act as a waiver of SUBFRANCHISOR's rights under the Minnesota Franchise Law, Minn. Rule 2860.4400J. Additionally, Section 31 of the SUBFRANCHISOR Agreement shall not be construed to act as SUBFRANCHISOR's consent to ESCO obtaining injunctive relief, however ESCO may seek injunctive relief, and a court of competent jurisdiction will determine whether ESCO will be required to post a bond or other security, and the amount of such bond or other security; 4) ESCO will protect SUBFRANCHISOR's right to use the Proprietary Marks and/or indemnify SUBFRANCHISOR from any loss, costs or expenses arising out of any claim, suit or demand regarding use of the Proprietary Marks; 5) notwithstanding anything in this Agreement to the contrary, no provision in this Agreement shall, in any way, abrogate or reduce any right of SUBFRANCHISOR as provided by the Minnesota Franchise Law, Minn. Rule 2860.4400J; and 6) Minn. Stat. §80C.21 and Minn. Rule 2860.4400J prohibit ESCO from requiring litigation to be conducted outside Minnesota; provided, however, that such provision shall not be construed to mean that venue in Wisconsin is improper. In addition, nothing in the offering circular or Subfranchise

Agreement can abrogate or reduce any of the rights of SUBFRANCHISOR as provided for in Minnesota Statutes, Chapter 80C, or SUBFRANCHISOR's rights to any procedure, forum, or remedies provided for by the laws of the jurisdiction. All actions pursuant to Minn. Stat. §80C.17 must be commenced within three (3) years after the cause of action occurs.

(f) NORTH DAKOTA. If this Agreement is governed by the laws of the Sate of North Dakota, then: 1) Section 21 of this Agreement will be amended to require that, in the event ESCO provides SUBFRANCHISOR with written notice that SUBFRANCHISOR has breached this Agreement, SUBFRANCHISOR will have thirty (30) days after receipt of the written notice within which to correct the breach; 2) the covenant not to compete upon termination or expiration of this Agreement contained in Section 25 may be unenforceable, except in certain circumstances provided by law; 3) the site for mediation contained in Section 26 will be agreeable to the parties; and 4) the consent by SUBFRANCHISOR to venue in Wisconsin contained in Section 26 may be inapplicable; provided however, that such inapplicability in the State of North Dakota will not be construed to mean that venue in Wisconsin is improper.

(g) SOUTH DAKOTA. If this Agreement is governed by the laws of the State of South Dakota, then: 1) Section 21 of this Agreement will be amended to require that, in the event ESCO provides SUBFRANCHISOR with written notice that SUBFRANCHISOR has breached this Agreement, SUBFRANCHISOR will have thirty (30) days after receipt of such written notice within which to correct the breach; 2) the covenant not to compete upon termination or expiration of this Agreement contained in Section 25 may be unenforceable, except in certain circumstances provided by law; 3) Section 26 of this Agreement will be amended to provide that in the event either party makes demand for mediation, such mediation will be conducted in a mutually agreed upon site; 4) any provision of this Agreement which designates jurisdiction or venue outside of the State of South Dakota is void with respect to any cause of action which is otherwise enforceable in the State of South Dakota; and 5) pursuant to SDCL 37-5A-86, any acknowledgment provision, disclaimer or integration cause or other provision having a similar effect in this Agreement will not negate or act to remove from judicial review any statement, misrepresentation or action that violates Chapter 37-5A or a rule or order under Chapter 37-5A.

(h) WISCONSIN. If this Agreement is governed by the laws of the State of Wisconsin, then the provisions of the Wisconsin Fair Dealership Law, Wis. Stat. Chapter 135, will supersede any conflicting terms of this Agreement.

35. MISCELLANEOUS

35.1 Nonwaiver. Waiver of any specific act of default by either party shall not prevent either party from exercising any rights to terminate this Agreement or take other such action upon the same or similar default at any future date subject to the time limit established by Section 27 of this Agreement.

35.2 Severability. Each paragraph, part, term, and/or provision of this Agreement shall be considered several. If, for any reason, any paragraph, part, term, and/or provision of this Agreement is determined to be invalid, contrary to, or in conflict with any existing or future law or regulation by a court or agency having valid jurisdiction, then, to the extent feasible, the paragraph, part, term and/or provision shall be deemed amended to conform with the applicable law or regulation. To the extent the amendment is not feasible, the invalid or conflicting parts, terms, and/or provisions shall be deemed not to be a part of this Agreement. Any invalidity or conflict of any paragraph, part, term and/or provision of this Agreement with any existing or future law or regulation by a court of agency having valid jurisdiction shall not impair the operation of or affect the remaining portions, paragraphs, parts, terms, and/or provisions of this Agreement, which shall continue to be given full force and effect and bind the parties.

35.3 Costs of Enforcement

SUBFRANCHISOR shall pay all costs and reasonable attorneys' fees incurred or paid by ESCO by reason of or in connection with any and all of the following:

(a) Any suit in which ESCO may be made a party to litigation because of its being a party to this Agreement when ESCO is not engaged in any wrongful conduct;

(b) Any dispute arising out of this Agreement; or

(c) Any other measures taken by ESCO to enforce this Agreement.

(d) All amounts payable under this section shall include costs and reasonable attorneys' fees through and including all arbitration, appellate levels and post-judgment proceedings, and including fees paid or incurred by ESCO during bankruptcy proceedings.

35.4 Headings. Paragraph or subparagraph headings are for reference purposes only and shall not in any way modify or limit the statements contained in any paragraph or subparagraph. All words in this Agreement shall be deemed to include any number or gender as the context or sense of this Agreement requires.

35.5 Joint and Several Liability. If SUBFRANCHISOR consists of more than one (1) individual or entity, then the liability of all the individuals or entities under this Agreement will be deemed to be joint and several.

35.6 No Oral Modification. No oral modification, change, addition, rescission, release, amendment or waiver of this Agreement and no approval, consent or authorization required by any provision of this Agreement may be made except by a written agreement subscribed to by a duly authorized officer or partner of SUBFRANCHISOR and the president or duly authorized officer of ESCO.

35.7 Reasonable Consent; Timeliness. Whenever this Agreement may require the consent or approval of either party, the consent or approval shall not be unreasonably withheld. Response to requests for approval shall be given within a reasonable period of time.

35.8 Executory Contract. The parties agree that this Agreement shall be construed as an executory contract.

35.9 Currency. All monetary obligations due under the terms of this Agreement shall be made in [United States]/[Canadian] (cross out one) funds.

IN WITNESS WHEREOF, the parties to this Agreement have duly executed this Agreement as of the day and year first above written.

ESCO GLOBAL REALTY CORP.		**SUBFRANCHISOR**	
By (Name)		By (Name)	
Authorized Signature	Date	Authorized Signature	Date
By (Name)		By (Name)	
Authorized Signature	Date	Authorized Signature	Date

SCHEDULE 1 TO THE SUBFRANCHISE AGREEMENT
DESCRIPTION OF REGIONAL TERRITORY ADDENDUM

1. The following information is deemed a part of the Subfranchise Agreement between the parties identified below, dated ______________________________, ____________.

2. The geographical boundaries of the Regional Territory are as indicated on the map attached to this Schedule. The Regional Territory is further described as follows:

ESCO GLOBAL REALTY CORP.		**SUBFRANCHISOR**	
By (Name)		By (Name)	
Authorized Signature	Date	Authorized Signature	Date
By (Name)		By (Name)	
Authorized Signature	Date	Authorized Signature	Date

SCHEDULE 2 TO THE SUBFRANCHISE AGREEMENT
SALES REPRESENTATIVE PERFORMANCE STANDARDS FOR SUBFRANCHISOR

Pursuant to Section 17.12 of the Subfranchise Agreement between ESCO and SUBFRANCHISOR, the performance standards for the number of Sales Representatives in the ESCO® System in the Regional Territory shall be as follows:

1. No less than___________ Sales Representatives on_____________________, being six (6) months from the Effective Date of the Subfranchise Agreement.
2. No less than ___________Sales Representatives on _____________________, being twelve (12) months from the Effective Date of the Subfranchise Agreement.
3. No less than ___________Sales Representatives on _____________________, being eighteen (18) months from the Effective Date of the Subfranchise Agreement.
4. No less than ___________Sales Representatives on _____________________, being twenty-four (24) months from the Effective Date of the Subfranchise Agreement.
5. No less than ___________Sales Representatives on _____________________, being thirty (30) months from the Effective Date of the Subfranchise Agreement.
6. No less than ___________Sales Representatives on _____________________, being thirty-six (36) months from the Effective Date of the Subfranchise Agreement.
7. No less than ___________Sales Representatives on _____________________, being forty-two (42) months from the Effective Date of the Subfranchise Agreement.
8. No less than ___________Sales Representatives on _____________________, being forty-eight (48) months from the Effective Date of the Subfranchise Agreement.
9. No less than ___________Sales Representatives on _____________________, being fifty-four (54) months from the Effective Date of the Subfranchise Agreement.
10. No less than ___________Sales Representatives on _____________________, being sixty (60) months from the Effective Date of the Subfranchise Agreement.
11. The cumulative number of Sales Representatives to be maintained thereafter shall be no less than ________ _____________________ (______).

ESCO GLOBAL REALTY CORP.		**SUBFRANCHISOR**	
By (Name)		By (Name)	
Authorized Signature	Date	Authorized Signature	Date
By (Name)		By (Name)	
Authorized Signature	Date	Authorized Signature	Date

SCHEDULE 3 TO THE SUBFRANCHISE AGREEMENT
FRANCHISED OFFICES PERFORMANCE STANDARDS FOR SUBFRANCHISOR

Pursuant to Section 17.12 of the Subfranchise Agreement between the parties below, the performance standards for the number of franchised offices in the Regional Territory shall be as follows:

1. No less than__________ franchised offices on ______________________________, being six (6) months from the Effective Date of the Subfranchise Agreement.
2. No less than __________franchised offices on ______________________________, being twelve (12) months from the Effective Date of the Subfranchise Agreement.
3. No less than __________franchised offices on ______________________________, being eighteen (18) months from the Effective Date of the Subfranchise Agreement.
4. No less than __________franchised offices on ______________________________, being twenty-four (24) months from the Effective Date of the Subfranchise Agreement.
5. No less than __________franchised offices on ______________________________, being thirty (30) months from the Effective Date of the Subfranchise Agreement.
6. No less than __________franchised offices on ______________________________, being thirty-six (36) months from the Effective Date of the Subfranchise Agreement.
7. No less than __________franchised offices on ______________________________, being forty-two (42) months from the Effective Date of the Subfranchise Agreement.
8. No less than __________franchised offices on ______________________________, being forty-eight (48) months from the Effective Date of the Subfranchise Agreement.
9. No less than __________franchised offices on ______________________________, being fifty-four (54) months from the Effective Date of the Subfranchise Agreement.
10. No less than __________franchised offices on ______________________________, being sixty (60) months from the Effective Date of the Subfranchise Agreement.
11. The cumulative number of franchised offices to be maintained thereafter shall be no less than __________ ____________ (_____).

ESCO GLOBAL REALTY CORP.		**SUBFRANCHISOR**	
By (Name)		By (Name)	
Authorized Signature	Date	Authorized Signature	Date
By (Name)		By (Name)	
Authorized Signature	Date	Authorized Signature	Date

SCHEDULE 4 TO THE SUBFRANCHISE AGREEMENT
OPENING DATE ADDENDUM

1. The following information is deemed a part of the Subfranchise Agreement between ESCO and the party identified below dated ______________________________ , ______________.

2. The Opening Date as identified in the Subfranchise Agreement as agreed to by ESCO and the SUBFRANCHISOR is the ______________ day of______________________ , ______________ and SUBFRANCHISOR represents that the following specific requirements have been completed:

a) SUBFRANCHISOR office location has been communicated to ESCO.

b) All filings required to do business by SUBFRANCHISOR are completed and approved. SUBFRANCHISOR represents the filings allow SUBFRANCHISOR to operate as:

ESCO® Global Realty ______________________________ .

c) Proof that ESCO has been named as an additional insured on SUBFRANCHISOR's insurance policies has been furnished to ESCO.

d) The Initial Training Program, including system orientation, has been completed by SUBFRANCHISOR.

e) Individual Franchise Agreement has been approved (if applicable) with the appropriate state or province in the Regional Territory of SUBFRANCHISOR.

f) All required bank and trust accounts have been opened by SUBFRANCHISOR.

3. Other requirements as agreed upon by between ESCO and SUBFRANCHISOR.

a) ____

b) ____

c) ____

ESCO GLOBAL REALTY CORP.	**SUBFRANCHISOR**
By (Name)	By (Name)
Authorized Signature Date	Authorized Signature Date
By (Name)	By (Name)
Authorized Signature Date	Authorized Signature Date

SCHEDULE 5 TO THE SUBFRANCHISE AGREEMENT
ESCO® Formula

(A copy of the ESCO® Formula document follows this page.)

THE ESCO® FORMULA

1. BACKGROUND

ESCO GLOBAL REALTY CORP. ("ESCO") provides centralized control over all ESCO SUBFRANCHISORS and FRANCHISEES with regard to the establishment and enforcement of all policies, procedures, standards, and business activities of ESCO. ESCO is not licensed as a real estate broker in any jurisdiction and therefore, does not belong to any Real Estate Board. ESCO has established the following formula (the "Formula") for the allocation, collection and payment of transaction fees and commissions, and for the participation in the ESCO Stock Purchase Plan and ESCO Share Purchase Rights Plan.

2. EFFECTIVE DATE

The Effective Date for a Sales Representative is defined as the date on which the Sales Representative's license is formally registered under the FRANCHISEE's Real Estate Broker's License and the Sales Representative has executed a Sales Representative Agreement approved by ESCO. Both the signing of the Sales Representative's Agreement and the registration of the Real Estate license are prerequisites to generate the remuneration package outlined in this document. Sales Representative means all licensed Real Estate Agents, Brokers and Associate Brokers performing services as an employee or independent contractor for an ESCO FRANCHISEE.

The Effective Date for non-licensed persons under written contract with an ESCO SALES REPRESENTATIVE, FRANCHISEE, ESCO SUBFRANCHISOR or ESCO is defined as the date that a written contract is executed with a SALES REPRESENTATIVE, FRANCHISEE, SUBFRANCHISOR or ESCO.

3. OWN YOUR FUTURE® PLAN

NOTE: AS OF THE DATE OF THIS AGREEMENT, ESCO HAS NOT COMPLETED THE REGISTRATION OF THE SECURITIES NECESSARY TO FULLY IMPLEMENT THE FOLLOWING EQUITY PROGRAM. FURTHERMORE, EVEN IF THE SECURITIES ARE SUCCESSFULLY REGISTERED, OTHER RESTRICTIONS MAY PROHIBIT ESCO FROM EVER FULLY IMPLEMENTING THE OWN YOUR FUTURE® PLAN. THERE ARE OTHER RISKS CONCERNING THE OWNERSHIP OF ANY SECURITIES. THIS AGREEMENT IS NOT AN OFFERING OF SECURITIES NOR AN INVITATION OR SOLICITATION TO BUY THEM.

The Formula is based on the principle of ownership and participation in ESCO through the OWN YOUR FUTURE® PLAN that has two (2) components: the ESCO STOCK PURCHASE PLAN and the ESCO SHARE PURCHASE RIGHTS PLAN.

a) ***ESCO STOCK PURCHASE PLAN***. Pursuant to the terms of the ESCO Stock Purchase Plan, each Sales Representative and Franchisee is required to participate in the ESCO Stock Purchase Plan by purchasing common shares in ESCO in accordance with the table below. The mandatory and elective amounts shall be paid to ESCO at the closing of the applicable transaction by the Sales Representative's Franchisee. The price of the stock purchase shall be set in advance at the market price of the ESCO common stock.

Sales Agent	The amount of two percent (2%) of the total gross commissions earned by the Sales Representative towards purchase of ESCO common stock on a per-transaction on-going basis. Sales Representative may elect to have an additional three percent (3%) of the total gross commission withheld for participation in the ESCO Stock Purchase Plan.
Franchisee	The amount of two-tenths of one percent (0.2%) of the total gross commissions earned by all Sales Agents within Franchisee's

	offices towards purchase of ESCO common stock on a per-transaction on-going basis. Franchisee may elect to have an additional three-tenths of one percent (0.3%) of the total gross commissions earned by all Sales Agents within Franchisee's offices withheld for participation in the ESCO Stock Purchase Plan.

b) ***PARTICIPATION SHARE PURCHASE RIGHTS***. On their respective Effective Date, every ESCO Sales Representative, Franchisee, Subfranchisor and every member of their Support Staff shall receive the right to purchase one thousand (1,000) common shares in ESCO at the then-current market price. Each right shall expire three (3) years from the date of issue, or as otherwise provided in the ESCO Share Purchase Rights Plan.

c) ***RECRUITING SHARE PURCHASE RIGHTS.*** At the end of each of ESCO's fiscal quarters, each ESCO Franchisee, Sales Representative, Subfranchisor and every member of their Support Staff shall receive the right to purchase additional common shares in ESCO at the then-current market price for each Sales Agent recruited by such individual in accordance with the table below. Each Share Purchase Right shall expire three (3) years from the date of issue, or as otherwise provided in the ESCO Share Purchase Rights Plan.

Subfranchisor	500 Shares per each Franchisee recruited by Subfranchisor.
Franchisee	500 Shares per each Sales Agent recruited by Franchisee.
Sales Agent	500 Shares per each Sales Agent recruited by Sales Agent.
Support Staff	500 Shares per each Sales Agent recruited by the Support Staff individual.

Note: each of such right granted is attributable to only one person. In other words, if a Sales Agent recruits another Sales Agent into the ESCO Realty franchise, only he or she will be granted the right. (i.e., a Franchisee has to recruit Sales Agents through his /her own independent effort and not as a result of a Sales Agent's introduction or referral of a Sales Agent to the Franchisee).

d) ***PERFORMANCE SHARE PURCHASE RIGHTS***. At the end of each of ESCO's fiscal quarters, each ESCO Franchisee and Subfranchisor shall receive the right to purchase additional common shares in ESCO at the then-current market price based on the performance criteria set out in the table below. Each Share Purchase Right shall expire three (3) years from the date of issue, or as otherwise provided in the ESCO Share Purchase Rights Plan.

Subfranchisor	Share Purchase Rights with a total value equal to one-half of one percent (0.5%) of the total annual gross commissions earned by all Sales Agents within Subfranchisor's region during that fiscal quarter.
Franchisee	Share Purchase Rights with a total value equal to one-half of one percent (0.5%) of the total annual gross commissions earned by all Sales Agents within Franchisee's offices during that fiscal quarter.

The above Stock Purchase and Share Purchase Rights programs will only come into effect upon

execution of proper Stock Purchase and Share Purchase Rights agreements provided by ESCO and upon the execution of warranties of legal capacity prior to the filing and receipt of a qualifying prospectus.

4. SALES REPRESENTATIVE COMMISSIONS AND SALES REPRESENTATIVE PAYMENT OBLIGATIONS TO FRANCHISEE AND ESCO

For taxation purposes, ESCO Sales Representatives are independent contractors. Amounts payable by the Sales Representative for services and systems rendered, or otherwise withheld from Sales Representative, in addition to any other fees or amounts that are due to ESCO are set forth below:

(a) ***STOCK PURCHASE PLAN REMITTANCES.*** Pursuant to the ESCO Stock Purchase Plan above, each Franchisee, on behalf of each Sales Representative, at the time of payment of commissions for each transaction shall withhold the mandatory 2% Stock Purchase Plan sum and any elective amounts and shall submit such amounts to ESCO as directed by ESCO (either electronically or on a periodic basis established by ESCO).

(b) ***SHARE PURCHASE RIGHTS PLAN PAYMENTS.*** Pursuant to the ESCO Share Purchase Rights Plan above, each right holder shall, upon a decision to exercise part or all of the right, pay to ESCO the amount of the exercise price and ESCO shall issue the common stock resultant therefrom within 30 days of payment.

(c) ***MANAGEMENT FEE.*** A monthly Management Fee in an amount determined by the FRANCHISEE shall be paid by the Sales Representative to the FRANCHISEE. The Management Fee is payable in advance and is due the last business day of the month for the following month.

(d) ***PROMOTIONAL FUND.*** A monthly fee of fifty dollars ($50) per month shall be paid by the Sales Representative to ESCO.

(e) ***TRAINING FUND.*** A monthly fee of fifty dollars ($50) per month shall be paid by the Sales Representative to ESCO.

(f) ***TRANSACTION FEES.*** The Transaction Fees set out in Section 5 below are paid by the Sales Representative. All Transaction Fees are due upon the closing of each Transaction (as defined in Section 5 below).

(g) ***ANNUAL DUES.*** Each Sales Representative under written contract with a FRANCHISEE shall pay annual dues of one hundred ninety-five dollars ($195) to ESCO. The annual dues are non-refundable and are due and payable on the effective date of the Sales Representative's agreement or the date the person or entity becomes a part of the ESCO REALTY SYSTEM, as applicable, and on each anniversary date thereafter. The payment of annual dues is prerequisite to the receiving of any benefits under the Formula. FRANCHISEES are responsible for facilitating the collection of annual dues from its Sales Representatives and remitting the annual dues directly to ESCO immediately upon the effective date of the Sales Representative Agreement and on each anniversary date thereafter.

5. TRANSACTION FEES

Every sales or leasing transaction involves two "Transactions": a "Listing Transaction" and a "Selling Transaction." Each Transaction is subject to the following Transaction Fees payable to ESCO immediately upon the closing:

(a) ***TRANSACTION FEES (RESIDENTIAL).*** Each Transaction by a Sales Representative is subject to a Transaction Fee of one hundred fifty dollars ($150).

(b) ***TRANSACTION FEES (INDUSTRIAL, COMMERCIAL AND INVESTMENT).*** All industrial, commercial and investment (collectively referred to as "Commercial") transactions shall be Subject to the following:

(i) *Fee Units.* Transaction "Fee Units" shall be calculated to determine the Transaction Fees in Commercial transactions. Fee Units are calculated by dividing the gross commission earned by the FRANCHISEE per Transaction by a factor of 10,000 (rounded to the nearest $1/10^{th}$ of a unit).

(ii) *Transaction Fees (Commercial)*. Each Fee Unit is subject to a Transaction Fee of three hundred dollars ($150) per Fee Unit.

For example, if the gross commission earned is $75,500.00, 7.5 Fee Units are generated. ($75.500/10,000 = 7.5 x $150 = $1,125).

(c) ***REFERRALS***. Market evaluations, appraisals, letters of opinion, mortgage loan referrals or other referrals are subject to Transaction Fees. All Transaction Fees that pertain to referral commissions shall be subject to minimum commissions in the same manner as a standard Residential or Commercial transaction.

(d) ***PAYMENT OF TRANSACTION FEES***. Transaction Fees are payable by the FRANCHISEE to the SUBFRANCHISOR. Transaction Fees are payable at the closing of the Transaction and are deducted from the Sales Representative's portion of the commission. From the fees generated from each Transaction (currently totaling $150.00) and prorated for minimum Transaction Fees, and from the fees generated from each Fee Unit (as defined in the ESCO REALTY System and currently totaling $150.00 per Fee Unit), the following:

To ESCO	$ 75.00
To SUBFRANCHISOR	$ 75.00
Total	$150.00

SUBFRANCHISOR is obligated to collect and forward to ESCO, ESCO's portion of the Fees upon the closing of each transaction (either electronically or on a periodic basis as established by ESCO).

6. DATA TRANSFER AND ACCESS

All multiple and exclusive listings, all trade record sheet data, all information pertaining to license transfers for recruitment and termination of Sales Representatives and all current information pertaining to retired Sales Representatives (collectively, "Business Information") will be transferred to ESCO by the FRANCHISEE immediately upon execution via a computer reporting system specified by ESCO, but not less than once per week and always on the close of the last business day of each month. ESCO shall have access to the Business Information at all times.

7. THE ESCO REFERRAL SYSTEM

The commission split for ESCO referrals shall remain uniform. The rate of commission to be paid for a listing referral is twenty-five percent (25%) of the gross listing commission received. The rate of commission to be paid for a purchaser referral is twenty-five percent (25%) of the gross selling commission received. All referrals must be confirmed in writing on documentation supplied or approved by ESCO.

Should a transaction be a referral whereby a portion of the commission is payable on closing to another Sales Representative, then all pertinent data must be submitted to the FRANCHISEE prior to the finalization of the Trade Record Sheet, which will outline all details pertaining to the transaction.

8. COMMISSION TRUST ACCOUNT FRANCHISEES must establish and operate a Commission Trust Account, subject to state approval, which shall be separate and distinct from any statutory trust account. The Commission Trust Account is for the purpose of receiving and disbursing all commission monies generated from real estate transactions and all disbursements to ESCO.

9. MODIFICATIONS TO THE ESCO REALTY FORMULA

ESCO reserves the sole and exclusive right to modify this Formula. Any modification shall be communicated to all SUBFRANCHISORS and FRANCHISEES. It shall be the FRANCHISEE'S obligation to notify its Sales Representatives and employees of modifications in the Formula.

10. MISCELLANEOUS

In U.S.A. all amounts described in the Formula are in United States dollars, and in Canada all amounts described in the Formula are in Canadian dollars. Any amount not paid by the tenth (10th) day after its due date shall be charged interest, from the due date, at a rate computed from day to day, equal to two (2)

percentage points in excess of the Prime Interest Rate published in the Money Rates Section of the Wall Street Journal.

Dated at this _________day of _________________________, ___________ .

ESCO GLOBAL REALTY CORP.		SUBFRANCHISOR	
By (Name)		By (Name)	
Authorized Signature	Date	Authorized Signature	Date
By (Name)		By (Name)	
Authorized Signature	Date	Authorized Signature	Date

SCHEDULE 6 TO THE SUBFRANCHISE AGREEMENT
PERSONAL GUARANTY AND AGREEMENT TO BE BOUND PERSONALLY BY THE TERMS AND CONDITIONS OF THE SUBFRANCHISE AGREEMENT

In consideration of the execution of the foregoing Subfranchise Agreement by the SUBFRANCHISOR, and for other good and valuable consideration, the undersigned, for themselves, their heirs, successors, and assigns, do jointly, individually and severally hereby become surety and guaranty for the payment of all amounts and the performance of the covenants, terms and conditions in the Subfranchise Agreement, to be paid, kept and performed by the SUBFRANCHISOR.

Further, the undersigned, individually and jointly, hereby agree to be personally bound by each and every condition and term contained In the Subfranchise Agreement and agree that this Personal Guaranty should be construed as though the undersigned and each of them executed an Agreement containing the identical terms and conditions of the Subfranchise Agreement, including, but not limited to, the covenant not to compete provisions contained in Section 25.

If any default should at any time be made by the SUBFRANCHISOR, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay to the FRANCHISOR all monies due and payable to the FRANCHISOR under the terms and conditions of the Subfranchise Agreement.

In addition, if SUBFRANCHISOR fails to comply with any other terms and conditions of the Subfranchise Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to comply with the terms and conditions of the Subfranchise Agreement for and on behalf of the SUBFRANCHISOR.

In addition, should SUBFRANCHISOR at any time be in default on any obligation to pay monies to FRANCHISOR or any subsidiary or affiliate of FRANCHISOR, whether for products, supplies, furniture, fixtures, equipment or other goods purchased by SUBFRANCHISOR from FRANCHISOR, or any subsidiary or affiliate of FRANCHISOR, or for any other indebtedness of SUBFRANCHISOR to FRANCHISOR, or any subsidiary or affiliate of FRANCHISOR, then the undersigned, their heirs, successors and assigns, do hereby individually, jointly and severally promise and agree to pay all such monies due and payable from SUBFRANCHISOR to FRANCHISOR, or any subsidiary or affiliate of FRANCHISOR.

It is further understood and agreed by the undersigned that the provisions, covenants, and conditions of this Personal Guaranty will inure to the benefit of the successors and assigns of FRANCHISOR.

The undersigned each agrees that its obligations under this Guaranty shall be binding upon the undersigned and its respective successors and assigns and shall remain in full force and effect irrespective of:

1. The validity or enforceability of the Subfranchise Agreement;

2. Any failure or lack of diligence in collection of any amounts due under the terms of the Subfranchise Agreement;

3. The acceptance of any security or other guaranty, the extension of any credit or amendments, modifications, consents or waivers with respect to the Subfranchise Agreement;

4. Any defense that the SUBFRANCHISOR or any other person or entity might have by reason of any action in bankruptcy or other statutory or common law proceedings for debtor relief by SUBFRANCHISOR or any other Guarantor;

5. Any legal or equitable principle of marshaling or other rule of law requiring a creditor to proceed against specific property, apply proceeds in a particular manner or otherwise exercise remedies so as to preserve the several estates of joint obligors or common debtors; and

6. Any act or failure to act with regard to the Subfranchise Agreement that might vary the risk of the undersigned.

The undersigned agrees that FRANCHISOR shall have no obligation to resort in any manner or form for payment from SUBFRANCHISOR or to any other person, firm or entity, their properties or assets or to any security, property or other rights or remedies whatsoever and FRANCHISOR shall have the right to enforce this Guaranty irrespective of whether or not proceedings or steps are pending seeking to resort to or realize on or upon any of the foregoing remedies.

The undersigned agrees to pay FRANCHISOR, upon demand, all legal and other costs, expenses and fees at any time paid or incurred by FRANCHISOR in endeavoring to collect any amounts due FRANCHISOR pursuant to the Subfranchise Agreement or to realize upon this Guaranty or to enforce any right under the Subfranchise Agreement or this Guaranty. It is the intent of the undersigned that this Guaranty is a guaranty of performance and payment and not a guaranty of collection.

In the Presence of:		PERSONAL GUARANTORS	
Witness (Name)		Individual (Name)	
Signature	Date	Signature	Date
		Address	
		City/State or province/Zip Code	
		Telephone	
Witness (Name)		Individual (Name)	
Signature	Date	Signature	Date
		Address	
		City/State or province/Zip Code	
		Telephone	
Witness (Name)		Individual (Name)	
Signature	Date	Signature	Date
		Address	
		City/State or province/Zip Code	
		Telephone	
Witness (Name)		Individual (Name)	
Signature	Date	Signature	Date
		Address	
		City/State or province/Zip Code	
		Telephone	

SCHEDULE 7 TO THE SUBFRANCHISE AGREEMENT
FRANCHISE AGREEMENT

(A copy of the Franchise Agreement follows this page.)